Exhibit 99.9






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          MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT

                          HOMEBANC MORTGAGE CORPORATION
                                    Seller and Servicer




                      CITIGROUP GLOBAL MARKETS REALTY CORP.
                                    Initial Purchaser




                          Dated as of December 1, 2006



                            Fixed and Adjustable Rate
                      First and Second Lien Mortgage Loans






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                                TABLE OF CONTENTS

                                                                            Page

SECTION 1.            Definitions..............................................1

SECTION 2.            Agreement to Purchase...................................15

SECTION 3.            Mortgage Loan Schedules.................................15

SECTION 4.            Purchase Price..........................................15

SECTION 5.            Examination of Mortgage Files...........................15

SECTION 6.            Conveyance from Seller to Initial Purchaser.............16
   Subsection 6.01    Conveyance of Mortgage Loans; Possession of Servicing
                        Files.................................................16
   Subsection 6.02    Books and Records.......................................16
   Subsection 6.03    Delivery of Mortgage Loan Documents.....................17

SECTION 7.            Representations, Warranties and Covenants of the Seller;
                        Remedies for Breach...................................17
   Subsection 7.01    Representations and Warranties Respecting the Seller....18
   Subsection 7.02    Representations and Warranties Regarding Individual
                        Mortgage Loans........................................20
   Subsection 7.03    Remedies for Breach of Representations and Warranties...35
   Subsection 7.04    Prepayment-in-Full Premium Recapture....................37
   Subsection 7.05    Early Payment Default...................................38

SECTION 8.            Closing.................................................38

SECTION 9.            Closing Documents.......................................38

SECTION 10.           Costs...................................................39

SECTION 11.           Seller's Servicing Obligations..........................40

SECTION 12.           Removal of Mortgage Loans from Inclusion under This
                        Agreement Upon a Whole Loan Transfer or a
                        Securitization Transaction on One or More
                        Reconstitution Dates..................................40

SECTION 13.           COMPLIANCE WITH REGULATION AB...........................42
   Subsection 13.01   Intent of the Parties; Reasonableness...................42
   Subsection 13.02   Additional Representations and Warranties of the
                        Seller................................................43
   Subsection 13.03   Information to Be Provided by the Seller................44
   Subsection 13.04   Servicer Compliance Statement...........................49
   Subsection 13.05   Report on Assessment of Compliance and Attestation......49
   Subsection 13.06   Use of Subservicers and Subcontractors..................50
   Subsection 13.07   Indemnification; Remedies...............................51

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SECTION 14.           The Seller..............................................54
   Subsection 14.01   Additional Indemnification by the Seller................54
   Subsection 14.02   Merger or Consolidation of the Seller...................54
   Subsection 14.03   Limitation on Liability of the Seller and Others........54
   Subsection 14.04   Seller Not to Resign....................................55
   Subsection 14.05   No Transfer of Servicing................................55

SECTION 15.           DEFAULT.................................................55
   Subsection 15.01   Events of Default.......................................55
   Subsection 15.02   Waiver of Defaults......................................57

SECTION 16.           Termination.............................................57

SECTION 17.           Successor to the Seller.................................57

SECTION 18.           Financial Statements....................................58

SECTION 19.           Mandatory Delivery: Grant of Security Interest..........58

SECTION 20.           Notices.................................................59

SECTION 21.           Severability Clause.....................................60

SECTION 22.           Counterparts............................................60

SECTION 23.           Governing Law...........................................60

SECTION 24.           Intention of the Parties................................61

SECTION 25.           Successors and Assigns..................................61

SECTION 26.           Waivers.................................................62

SECTION 27.           Exhibits................................................62

SECTION 28.           General Interpretive Principles.........................62

SECTION 29.           Nonsolicitation.........................................62

SECTION 30.           Reproduction of Documents...............................62

SECTION 31.           Further Agreements......................................63

SECTION 32.           Entire Agreement........................................63

SECTION 33.           Third Party Beneficiary.................................63

                                      -ii-

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                         EXHIBITS

EXHIBIT 1    SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2    FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT 3    SECURITY RELEASE CERTIFICATION
EXHIBIT 4    ASSIGNMENT AND CONVEYANCE
EXHIBIT 5    CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 6    FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 7    FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 8    SERVICING ADDENDUM
             SCHEDULE A - SURVEILLANCE DATA
EXHIBIT 9    FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT
EXHIBIT 10   FORM OF INDEMNIFICATION AGREEMENT
EXHIBIT 11   FORM OF ANNUAL CERTIFICATION
EXHIBIT 12   SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

                                     -iii-
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          MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT

     This is a MASTER MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT (the "Agreement"), dated as of December 1, 2006, by and between Citigroup Global Markets Realty Corp., having an office at 390 Greenwich Street, 6th Floor, New York, New York 10013 (the "Initial Purchaser", and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the "Purchaser") and HomeBanc Mortgage Corporation, having an office at 2002 Summit Boulevard, Suite 100, Atlanta, Georgia 30319 (the "Seller").

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Seller desires to sell, from time to time, to the Purchaser, and the Purchaser desires to purchase, from time to time, from the Seller, certain conventional fixed and adjustable rate residential first and second lien mortgage loans, including the right to any Prepayment Charges payable by the related Mortgagors as described herein, and the servicing rights appurtenant thereto, as described herein (the "Mortgage Loans"), on a servicing- released basis, and which shall be delivered in groups of whole loans on various dates as provided in the related Confirmation (each, a "Closing Date");

     WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed to the related Assignment and Conveyance on each Closing Date as Schedule One;

     WHEREAS, the Purchaser and the Seller wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

     WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer in a whole loan or participation format or a public or private mortgage-backed securities transaction;

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

     SECTION 1. Definitions. For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

     Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

     Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

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     Agreement:  This  Master  Mortgage  Loan  Purchase  and  Interim  Servicing
Agreement including all exhibits, schedules, amendments and supplements hereto.

     Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989 or as determined by use of an automated valuation model, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of Fannie Mae and Freddie Mac and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

     Assignment and Conveyance: An assignment and conveyance of the Mortgage Loans purchased on a Closing Date in the form annexed hereto as Exhibit 4.

     Assignment of Mortgage: With respect to each Mortgage Loan which is not a MOM Loan, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

     Balloon Mortgage Loan: A Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its maturity date.

     Balloon Payment: With respect to any Balloon Mortgage Loan as of any date of determination, the Monthly Payment payable on the maturity of such Mortgage Loan.

     Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of Georgia or the State of New York are authorized or obligated by law or executive order to be closed.

     Buydown Agreement: An agreement between the Seller and a Mortgagor, or an agreement among the Seller, a Mortgagor and a seller of a Mortgaged Property or a third party with respect to a Mortgage Loan which provides for the application of Buydown Funds.

     Buydown Funds: In respect of any Buydown Mortgage Loan, any amount contributed by the seller of a Mortgaged Property subject to a Buydown Mortgage Loan, the buyer of such property, the Seller or any other source, plus interest earned thereon, in order to enable the Mortgagor to reduce the payments required to be made from the Mortgagor's funds in the early years of a Mortgage Loan.

     Buydown Mortgage Loan: Any Mortgage Loan in respect of which, pursuant to a Buydown Agreement, (i) the Mortgagor pays less than the full monthly payments specified in the Mortgage Note for a specified period and (ii) the difference between the payments required under such Buydown Agreement and the Mortgage Note is provided from Buydown Funds.

     Buydown Period: The period of time when a Buydown Agreement is in effect with respect to a related Buydown Mortgage Loan.

     Cash-Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance of any existing first and second mortgage on the related Mortgaged Property and related closing costs by more than the lesser of two percent (2%) of the loan amount or $2,000, and were used to pay any such existing first and second mortgage, related closing costs and subordinate mortgages on the related Mortgaged Property.

     Closing Date: The date or dates on which the Purchaser, from time to time, shall purchase and the Seller, from time to time, shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

     Code: The Internal Revenue Code of 1986, or any successor statute thereto.

     Combined Loan-to-Value Ratio or CLTV: With respect to any Second Lien Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the Mortgage Loan, plus (b) the unpaid principal balance of any related senior mortgage loan or loans secured by the Mortgaged Property, and the denominator of which is the Appraised Value of the related Mortgaged Property.

     Commission: The United States Securities and Exchange Commission.

     Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

     Confirmation: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the purchase price and terms letter agreement between the Purchaser and the Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Confirmation may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

     Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

     Credit Score: The credit score of the Mortgagor provided by Fair, Isaac & Company, Inc. or such other organization providing credit scores at the time of the origination of a Mortgage Loan. If two credit scores are obtained, the Credit Score shall be the lower of the two credit scores. If three credit scores are obtained, the Credit Score shall be the middle of the three credit scores.

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     Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled "HomeBanc Mortgage Corporation, as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans", established at a financial institution acceptable to the Purchaser. Each Custodial Account shall be an Eligible Account.

     Cut-off Date: The first day of the month in which the related Closing Date occurs, or as otherwise set forth in the related Confirmation.

     Data File: The data file provided by the Seller to the Purchaser in connection with the Mortgage Loans to be purchased on the related Closing Date.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

     Determination  Date: With respect to each Distribution  Date, the fifteenth
(15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately following such fifteenth (15th) day.

     Distribution Date: The eighteenth (18th) day of each month, commencing on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

     Due Date: With respect to each Mortgage Loan, the day of the calendar month on which each Monthly Payment is due on such Mortgage Loan (including the Balloon Payment with respect to a Balloon Mortgage Loan), exclusive of any days of grace.

     Due Period: With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

     Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company that (a) is incorporated under the laws of the United States of America or any state thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has or is a subsidiary of a holding company that has an outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated A-1 by S&P or Prime-1 by Moody's (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Seller) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or
(iii) a trust account or accounts maintained with the corporate trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

     Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "HomeBanc Mortgage Corporation, as servicer, in trust for the Purchaser and various Mortgagors,

Fixed  and  Adjustable  Rate  Mortgage   Loans",   established  at  a  financial
institution acceptable to the Purchaser. Each Escrow Account shall be an Eligible Account.

     Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Event of Default: Any one of the events enumerated in Section 15.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.

     Fannie Mae: Fannie Mae or any successor thereto.

     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property repurchased by the Seller pursuant to this Agreement), a determination made by the Seller that all Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Seller, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Seller shall maintain records, prepared by a servicing officer of the Seller, of each Final Recovery Determination.

     First Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a first lien on the Mortgaged Property.

     Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

     Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

     Freddie Mac: Freddie Mac or any successor thereto.

     Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related
Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

     HUD: The United States Department of Housing and Urban Development or any successor thereto.

     Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

     Initial Closing Date: The Closing Date on which the Initial Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

     Initial Purchaser: Citigroup Global Markets Realty Corp., or any successor.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Interim Servicing Period: With respect to any Mortgage Loan, the period commencing on the related Closing Date and ending on the thirtieth day after such Closing Date (or if such day is not a Business Day, the first Business Day immediately following such day). The Interim Servicing Period shall continue for additional thirty (30) day periods following the expiration of the prior thirty
(30) day period, unless the Purchaser notifies the Seller prior to the expiration of an Interim Servicing Period that the Seller shall be terminated as interim servicer at the expiration of the Interim Servicing Period.

     Lender Paid Mortgage Insurance Policy or LPMI Policy: A policy of mortgage guaranty insurance issued by a Qualified Insurer in which the owner or servicer of the Mortgage Loan is responsible for the premiums associated with such mortgage insurance policy.

     Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property and prior to an REO Disposition.

     Loan-to-Value Ratio or LTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the Appraised Value of the Mortgaged Property.

     Master Servicer: The Master Servicer with respect to any Securitization Transaction.

     Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS Mortgage Loan: Any Mortgage Loan registered with MERS on the MERS System.

     MERS System: The system of recording transfers of mortgages electronically maintained by MERS.

     MIN: The Mortgage Identification Number for any MERS Mortgage Loan.

     Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

     MOM Loan: Any Mortgage Loan as to which MERS is acting as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

     Monthly Advance: Any advance of scheduled principal and interest on a Mortgage Loan made by a subsequent servicer or the Purchaser.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment of principal and interest (including any Balloon Payment) payable by a Mortgagor under the related Mortgage Note on each Due Date.

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first or second lien on Mortgaged Property securing the Mortgage Note.

     Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

     Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Confirmation.

     Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

     Mortgage Loan: Each first or second lien residential Mortgage Loan, as set forth in the related Confirmation, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Confirmation and identified on the Mortgage Loan Schedule annexed to this Agreement on the related Closing Date, which Mortgage Loan includes without limitation the Mortgage File, the Monthly Payments, Principal Prepayments, Prepayment Charges, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Documents: The documents described as the "Mortgage Loan Documents" in Exhibit 5 annexed hereto pertaining to any Mortgage Loan.

     Mortgage Loan Package: The Mortgage Loans listed on a Mortgage Loan Schedule, delivered to the Purchaser or its designee at least five (5) Business

Days prior to the related Closing Date and attached to the Assignment and Conveyance as Schedule One on the related Closing Date.

     Mortgage Loan Schedule: With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be annexed to an Assignment and Conveyance as Schedule One on each Closing Date for the Mortgage Loan Package delivered on such Closing Date in both hard copy and electronic form, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state, county, city and zip code; (4) the Cut-off Date;
(5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the number of units in the related Mortgaged Property; (7) a code indicating if the Mortgage Loan is secured by a leasehold estate; (8) a code indicating whether the Mortgage Loan is a Buydown Mortgage Loan; (9) the Mortgagor's income at origination; (10) a code indicating whether the related Mortgagor is self-employed; (11) a code indicating whether the Mortgaged Property is owner occupied; (12) a code indicating the Credit Score of the Mortgagor and the date such Credit Score was obtained; (13) the Mortgagor's debt to income ratio; (14) the Mortgage Loan's payment history; (15) a code indicating whether the Mortgage Loan is prime/Alt-A or subprime; (16) the Mortgage Interest Rate at origination;
(17) the current Mortgage Interest Rate; (18) a code indicating any step-up in the Servicing Fee; (19) the seasoning (age); (20) the original months to maturity; (21) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule;
(22) the Mortgage Interest Rate in effect immediately following the related Cut-off Date; (23) the product type (e.g., 2/28, 15 year fixed, 30 year fixed, 15/30, etc.); (24) a code indicating whether the Mortgaged Property is subject to a First Lien or a Second Lien; (25) a code indicating whether the Second Lien Mortgage Loan is a simultaneous second and the amount of the Second Lien; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) the interest paid-through date; (28) the stated maturity date; (29) the amount of the Monthly Payment at origination; (30) the amount of the Monthly Payment as of the Cut-off Date; (31) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (32) the Appraised Value of the Mortgaged Property and whether the Appraised Value was obtained using an automated valuation model; (33) a code indicating the form of appraisal (i.e. form 1004, 2055, etc.); (34) the sale price of the Mortgaged Property, if applicable; (35) the Loan to Value Ratio at origination and the Combined Loan-to-Value Ratio at origination; (36) reserved; (37) the original principal amount of the Mortgage Loan; (38) the Stated Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (39) amortization type (ie: fully amortizing, interest-only); (40) the amortized original term to maturity as of the Cut-off Date; (41) the Mortgage Interest Rate at origination;
(42) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (43) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan and, if so, the term of the Balloon Mortgage Loan and the amount of the Balloon Payment scheduled to be due at maturity assuming no Principal Prepayments; (44) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (45) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date; (46) with respect to each Adjustable Rate Mortgage Loan, the next Adjustment Date; (47) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin; (48) with respect to each Adjustable Rate

Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (49) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (50) with respect to each Adjustable Rate Mortgage Loan, the Initial Rate Cap; (51) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (52) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date; (53) with respect to each Adjustable Rate Mortgage Loan, the Index; (54) with respect to each Adjustable Rate Mortgage Loan, a code indicating the frequency of adjustment of the related Mortgage Interest Rate; (55) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash Out Refinancing); (56) a code indicating the documentation style (i.e., full, alternative or reduced); (57) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy or LPMI Policy; and if so, the provider of such insurance, the coverage percentage of such insurance and the fee payable to the provider in respect of such insurance; (58) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge, the term of such Prepayment Charge and a description (including the amount) of such Prepayment Charge; (59) a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, the corresponding MIN;
(60) the amount of any fees payable by the Mortgagor in connection with the origination of such Mortgage Loan; and (61) a code indicating whether there is flood insurance on the Mortgaged Property. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

     Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

     Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest or leasehold estate in a single parcel of real property improved by a Residential Dwelling.

     Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successors in title to the Mortgaged Property.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

     Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

     Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum

Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

     Person: An individual, corporation, limited liability company, partnership,
joint  venture,   association,   joint-stock  company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

     Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium payable in connection with a Principal Prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Prepayment Period: The calendar month preceding the month in which the related Distribution Date occurs.

     Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge or penalty thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Confirmation in exchange for the Mortgage Loans purchased on such Closing Date as provided in Section 4.

     Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by Fannie Mae and Freddie Mac and whose claims paying ability is rated in the two highest rating categories by any of the rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

     Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not less than) that of the Deleted Mortgage Loan,
(iv) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (v) have a Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vi) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80% and the Deleted Mortgage Loan was covered under a Primary Insurance Policy, (vii) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement and
(viii)  be the same  type of  mortgage  loan  (i.e.  first or  second,  fixed or adjustable  rate with the same Gross  Margin and Index as the  Deleted  Mortgage
Loan). In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause (ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be. In addition, the substitution of more than one Mortgage Loan pursuant to the previous sentence shall be subject to the Purchaser's approval in its sole discretion..

     Rate/Term Refinancing: A Refinanced Mortgage Loan, the proceeds of which are not in excess of the existing first and second mortgage loan on the related Mortgaged Property and related closing costs and proceeds to the Mortgagor not to exceed the lesser of two percent (2%) of the loan amount or $2,000, and were used to satisfy the then existing first and second mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

     Reconstitution: Any Securitization Transaction or Whole Loan Transfer.

     Reconstitution Agreement: The agreement or agreements entered into by the Seller and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Securitization Transaction as provided in Section 12.

     Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Securitization Transaction pursuant to Section 12 hereof.

     Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

     REMIC: A "real estate  mortgage  investment  conduit" within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "HomeBanc Mortgage Corporation in trust for the Purchaser, as of [date of acquisition of title], Fixed and Adjustable Rate Mortgage Loans". The REO Account may be a sub account of the Custodial Account.

     REO Disposition: The final sale by the Seller of any REO Property.

     REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

     Repurchase Price: With respect to any Mortgage Loan, a price equal to (a) the greater of (x) the Purchase Price percentage used to calculate the Purchase Price as stated in the related Confirmation and (y) 100%, times the Stated Principal Balance of the Mortgage Loan so repurchased plus (b) accrued interest thereon at the Mortgage Interest Rate from the interest paid to date, to the first day of the month following the date of repurchase, less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan, plus
(c) any unreimbursed Servicing Advances and Monthly Advances and any unpaid Servicing Fees allocable to such Mortgage Loan paid by or owed to any party other than the Seller, plus (d) any costs and expenses incurred by the Purchaser, the servicer, master servicer or any trustee in respect of the breach or defect giving rise to the repurchase obligation including, without limitation, any costs and damages incurred by any such party in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law.

     Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in an eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is manufactured housing, a co-operative, a commercial property, an agricultural property, a mixed use property or a mobile home.

     S&P: Standard & Poor's, a division of the McGraw-Hill Companies, Inc. or its successor in interest.

     Second Lien: With respect to each Mortgaged Property, the lien of the mortgage, deed of trust or other instrument securing a Mortgage Note which creates a second lien on the Mortgaged Property.

     Securities Act: The Securities Act of 1933, as amended.

     Securitization Transaction: Any transaction involving either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Seller/Servicer Information: As defined in Subsection 13.07(a).

     Servicer: As defined in Subsection 13.03(c).

     Servicing Addendum: The terms and conditions attached hereto as Exhibit 8 which will govern the interim servicing of the Mortgage Loans by the Seller during the Interim Servicing Period.

     Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Seller in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and
(iii) the management and liquidation of REO Property.

     Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

     Servicing Fee: The Servicing Fee shall be an amount equal to the dollar amount per Mortgage Loan set forth in the related Confirmation. If the Interim Servicing Period includes any partial month, the Servicing Fee for such month shall be pro rated at a per diem rate based upon a 30 day month.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Seller which may be in electronic media so long as original documents are not required for purposes of realization of Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds, consisting of all documents in the Mortgage File which are not delivered to the Purchaser or its designee and copies of the Mortgage Loan Documents.

     Servicing Transfer Date: The date or dates set forth in the related Confirmation upon which the actual transfer of servicing responsibilities for any Mortgage Loan being herein is transferred from the Seller to the Purchaser or its designee.

     Stated Principal Balance: With respect to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

     Subprime Underwriting Guidelines: The Underwriting Guidelines used by the Seller in connection the origination of subprime Mortgage Loans.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Seller or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Seller or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Seller under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Subservicing Agreement: The written contract between the Seller and a Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 11.31 of Exhibit 8.

     Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

     Underwriting Guidelines: The Seller's written underwriting guidelines in the form delivered to the Purchaser, in effect with respect to the Mortgage Loans purchased by the Initial Purchaser on the Initial Closing Date, as amended, supplemented or modified from time to time thereafter with prior written notice to the Initial Purchaser.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans by the Purchaser to a third party, which sale or transfer is not a Securitization Transaction.

     SECTION 2. Agreement to Purchase. The Seller agrees to sell, and the Purchaser agrees to purchase, from time-to-time, Mortgage Loans on a servicing released basis, as set forth in the related Confirmation, having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Confirmation, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

     SECTION 3. Mortgage Loan Schedules. The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date or within such other time frame as agreed to between the Seller and the Purchaser and set forth in the related Commitment Letter.

     SECTION 4. Purchase Price. The Purchase Price for each Mortgage Loan listed on the related Mortgage Loan Schedule shall be the percentage of par as stated in the related Confirmation (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Cut-off Date. If so provided in the related Confirmation, portions of the Mortgage Loans shall be priced separately.

     In addition to the Purchase Price as described above, the Initial Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date at its Mortgage Interest Rate, net of the Servicing Fee, from the related Cut-off Date through the day prior to the related Closing Date, both inclusive.

     The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all recoveries of principal collected after the related Cut-off Date, (2) all payments of interest on the Mortgage Loans net of the Servicing Fee during the Interim Servicing Period and (3) all Prepayment Charges on the Mortgage Loans collected on or after the Cut-Off Date.

     SECTION 5. Examination of Mortgage Files. In addition to the rights granted to the Initial Purchaser under the related Confirmation to underwrite the Mortgage Loans and review the Mortgage Files prior to the Closing Date, prior to the related Closing Date, the Seller shall (a) deliver to the Purchaser or its designee in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Initial Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Initial Purchaser and the Seller upon providing reasonable notice and at Purchaser's expense. Such examination may be made by the Initial Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Confirmation or the Seller's Underwriting Guidelines, such Mortgage Loans may, at the Initial Purchaser's option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Initial Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

     The Initial Purchaser shall have the opportunity to conduct a corporate due diligence of the Seller, including but not limited to, on site review of the Seller's facilities and discussions with the Seller's management. The Initial Purchaser may conduct such review prior to or following the Initial Closing Date. In addition, the Initial Purchaser may perform additional reviews as the Initial Purchaser, in its sole discretion, deems necessary. All such reviews shall be at the sole expense of the Initial Purchaser.

     SECTION 6. Conveyance from Seller to Initial Purchaser.

     Subsection  6.01.  Conveyance  of Mortgage  Loans;  Possession of Servicing
                        Files.

     The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as
Exhibit 4. The Servicing File retained by the Seller with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Seller's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Purchaser shall be entitled to receive all Prepayment Charges required to be paid by a Mortgagor under the terms of any Mortgage Loan. The Seller shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsections 7.03 or 7.05.

     Subsection 6.02. Books and Records.

     Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, the Purchaser or one or more designees of the Purchaser, as the Purchaser shall designate. Record title to each Mortgage and the related Mortgage Note shall be transferred by Seller to Purchaser. Seller shall, at the option of Purchaser, either (i) prepare and cause to be recorded the Assignment of Mortgage for each Mortgage Loan and shall, promptly upon its receipt of each original recorded Assignment of Mortgage from the applicable recording office, deliver the same to Purchaser, or
(ii) prepare and deliver to Purchaser an original Assignment of Mortgage from Seller to Purchaser or in blank. Seller shall bear the cost and expense related to (i) providing all Assignments of Mortgages and endorsements of Mortgage Notes for any transfer of record title required hereunder with respect to the obligations of the Mortgage Notes and the underlying security interest related to each Mortgage Loan and (ii) recording fees and fees for title policy endorsements.

     Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

     It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements.

     Subsection 6.03. Delivery of Mortgage Loan Documents.

     The Seller shall, at least five (5) Business Days prior to the related Closing Date, deliver and release to the Purchaser or its designee the Mortgage Loan Documents with respect to each Mortgage Loan to be purchased and sold on such Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Mortgage Loan Documents.

     The Seller shall forward to the Purchaser or its designee original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Purchaser or its designee with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation. If in connection with any assumption, modification, consolidation or extension of any Mortgage Loan, the applicable Seller has not delivered or caused to be delivered any original document evidencing an assumption, modification, consolidation or extension with evidence of recording thereon because of a delay caused by the public recording office where such document has been delivered for recordation or because such document has been lost or because such public recording office retains the original recorded document, the Seller shall deliver or cause to be delivered to the Purchaser, (i) in the case of a delay caused by the public recording office, a copy of such document certified by the applicable Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded document and (ii) in the case where a public recording office retains the original recorded document or in the case where a document is lost after recordation in a public recording office, a copy of such document certified by such public recording office to be a true and complete copy of the original recorded document.

     In the event that the Seller does not comply with the delivery requirements set forth in this Section 6.03 with respect to any Mortgage Loan, the related Mortgage Loan shall, upon request of the Purchaser, be repurchased by the Seller at the Repurchase Price in accordance with Section 7.03.

     SECTION 7. Representations, Warranties and Covenants of the Seller; Remedies for Breach.

     Subsection 7.01. Representations and Warranties Respecting the Seller.

     The Seller represents, warrants and covenants to the Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

          (i) The Seller is duly organized, validly existing and in good standing under the laws of the state of its formation and has all licenses necessary to carry on its business as now being conducted. It is licensed in, qualified to transact business in and is in good standing under the laws of the state in which any Mortgaged Property is located and is and will remain in compliance with the laws of each state in which any
     Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loan in accordance with the terms of this Agreement. No licenses or approvals obtained by Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

          (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

          (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

          (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (v) The Seller is an approved seller/servicer for Fannie Mae and Freddie Mac in good standing and is a HUD approved mortgagee pursuant to
     Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with Fannie Mae, Freddie Mac or HUD eligibility requirements or which would require notification to Fannie Mae, Freddie Mac or HUD;

          (vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vii) The Mortgage Loan Documents and any other documents required to be delivered with respect to each Mortgage Loan have been delivered to the Purchaser all in compliance with the specific requirements of this Agreement;

          (viii) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and supervising the servicing of each Mortgage Loan;

          (ix) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative agency or other tribunal
     (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

          (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

          (xi) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

          (xii) The information delivered by the Seller to the Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the Initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

          (xiii) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (xiv) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of Seller, and Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale. Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by Purchaser;

          (xv) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans; and

          (xvi) Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors.

     Subsection  7.02.   Representations  and  Warranties  Regarding  Individual
                         Mortgage Loans.

     The Seller hereby represents, warrants and covenants to the Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

     (i) Mortgage Loans as Described. The information set forth in the related Mortgage Loan Schedule and the Mortgage Loan data delivered to the Purchaser in the Data File is complete, true and correct. The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct;

     (ii) Payments Current. All payments required to be made up to the close of business on the Closing Date for such Mortgage Loan under the terms of the Mortgage Note have been made; unless a Mortgage Loan is a Buydown Mortgage Loan, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage. Unless otherwise set forth in the related Commitment Letter and Mortgage Loan Schedule, there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since the origination of the Mortgage Loan;

     (iii) No Outstanding Charges. There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

     (iv) Location and Type of Mortgaged Property. The Mortgaged Property is located in the state identified in the related Mortgage Loan Schedule and is improved by a Residential Dwelling;

     (v) Original Terms Unmodified. The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office or registered with the MERS System if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Purchaser; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy or LPMI Policy, if any, and the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy or LPMI Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Purchaser and the terms of which are reflected in the related Mortgage Loan Schedule;

     (vi) No Defenses. The Mortgage Note and the Mortgage are not subject to any right of rescission, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and/or the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set off, counterclaim or defense, including the defense of usury and no such right of rescission, set off, counterclaim or defense has been asserted with respect thereto;

     (vii) Conformance with Underwriting Guidelines and Agency Standards. The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines of the Seller in effect at the time the Mortgage Loan was originated; and the Mortgage Note and Mortgage are on forms acceptable to Fannie Mae and Freddie Mac;

     (viii) Hazard Insurance. All buildings upon the Mortgaged Property are insured by a Qualified Insurer acceptable to Fannie Mae and Freddie Mac against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, in an amount not less than the lesser of (i) 100% of the replacement cost of all improvements to the Mortgaged Property and (ii) either (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each Second Lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the Second Lien Mortgage Loan; provided, however, in no event shall the amount of insurance be less than the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property. All such insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

     (ix) Compliance with Laws. Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, disclosure laws and all predatory, abusive and fair lending laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws, and the Seller shall maintain in its possession, available for the inspection of the Purchaser or its designee, and shall deliver to the Purchaser or its designee, upon two Business Days' request, evidence of compliance with such requirements;

     (x) No Satisfaction  of Mortgage.  Subject to  representation  and warranty
(xi) below, the Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

     (xi) Valid Lien. The related Mortgage is properly recorded and is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property and (d) with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a First Lien on the Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule) or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

     (xii) Validity of Mortgage Loan Documents. The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

     (xiii) Legal Capacity. All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person;

     (xiv) Full Disbursement of Proceeds. Except with respect to de minimis completion escrows, the proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

     (xv) Ownership. The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage. The Seller has full right and authority under all governmental and regulatory bodies having jurisdiction over such Seller, subject to no interest or participation of, or agreement with, any party, to transfer and sell the Mortgage Loan to the Purchaser pursuant to this Agreement free and clear of any encumbrance or right of others, equity, lien, pledge, charge, mortgage, claim, participation interest or security interest of any nature (collectively, a "Lien"); and immediately upon the transfers and assignments herein contemplated, the Seller shall have transferred and sold all of its right, title and interest in and to each Mortgage Loan and the Purchaser will hold good, marketable and indefeasible title to, and be the owner of, each Mortgage Loan subject to no Lien;

     (xvi) Doing Business. All parties which have had any interest in the Mortgage Loan, whether as originator, mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were): (A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing, or (E) not otherwise required to be licensed in such state. All parties which have had any interest in the Mortgage Loan were in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located or were not required to be licensed in such state;

     (xvii) Title Insurance. The Mortgage Loan is covered by an American Land Title Association ("ALTA") ALTA lender's title insurance policy acceptable to Fannie Mae and Freddie Mac (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1), issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained above in (xi)(a) and (b) and, with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) clause
(d)) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

     (xviii) No Defaults. There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration. With respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) (i) the First Lien is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such First Lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the First Lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the Second Lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the First Lien mortgage;

     (xix) No Mechanics' Liens. There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

     (xx) Origination. The Mortgage Loan was originated by the Seller or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

     (xxi) Payment Terms. Payments on the Mortgage Loan shall commence (with respect to any newly originated Mortgage Loans) or commenced no more than sixty days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan, the Mortgage Note is payable on the first day of each month in Monthly Payments, which, (A) in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and (B) in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. The Index for each Adjustable Rate Mortgage Loan is as defined in the related Mortgage Loan Schedule. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed the period specified on the Mortgage Loan Schedule and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan. With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over a term greater than the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final Monthly Payment substantially greater than the preceding monthly payment which is sufficient to repay the remaining unpaid principal balance of the Balloon Mortgage Loan as of the Due Date of such Monthly Payment. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years. The Mortgage Note does not permit negative amortization. No Mortgage Loan had an original term to maturity of more than thirty (30) years;

     (xxii) Origination and Collection Practices; Escrow Deposits. The origination, servicing and collection practices used by the Seller with respect to each Mortgage Note and Mortgage, including without limitation the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with all applicable laws, rules and regulations, the terms of the Mortgage Note and Mortgage, and the Fannie Mae and Freddie Mac servicing guides. With respect to escrow deposits and Escrow Payments (other than with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan and for which the mortgagee under the First Lien is collecting Escrow Payments (as reflected on the Mortgage Loan Schedule)), if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note and, except with respect to de minimis completion escrows, no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed;

     (xxiii) Mortgaged Property Undamaged. The Mortgaged Property is free of damage and waste and is in good repair, and there is no proceeding pending or, to the best of Seller's knowledge, threatened for the total or partial condemnation thereof nor is such a proceeding currently occurring;

     (xxiv) Customary Provisions. The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage; The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act;

     (xxv) Appraisal. Unless otherwise set forth on the Mortgage Loan Schedule, the Mortgage File contains an appraisal of the related Mortgaged Property which,
(a) with respect to First Lien Mortgage Loans, was on appraisal form 1004 or form 2055 with an interior inspection, or (b) with respect to Second Lien Mortgage Loans, was on appraisal form 704, 2065 or 2055 with an exterior only inspection, and (c) with respect to (a) or (b) above, was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of Fannie Mae and Freddie Mac. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

     (xxvi) Deeds of Trust. In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

     (xxvii) Construction or Rehabilitation of Mortgaged Property. No Mortgage Loan was made in connection with (a) the construction or rehabilitation of a Mortgaged Property other than construction to permanent mortgage loans which have been converted to "permanent" mortgage loans or (b) facilitating the trade-in or exchange of a Mortgaged Property;

     (xxviii) LTV; CLTV. The Loan-to-Value Ratio of any Mortgage Loan at origination was not more than 100% and the CLTV of any Mortgage Loan at origination was not more than 100%; Each Mortgage Loan (other than any Mortgage Loan underwritten pursuant to the Seller's Subprime Underwriting Guidelines) with an original Loan-to-Value Ratio at origination greater than 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy that is not an LPMI Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. If a Mortgage Loan is identified on the Mortgage Loan Schedule as subject to a Lender Paid Mortgage Insurance Policy, such policy insures that portion of the Mortgage Loan set forth in the LPMI Policy. All provisions of any such LPMI Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid;

     (xxix) Occupancy of the Mortgaged Property. The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities. No improvement located on or being part of any Mortgaged Property is in violation of any applicable zoning and subdivision law, ordinance or regulation;

     (xxx) No Error, Omission, Fraud etc. No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Seller, the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

     (xxxi) Consolidation of Advances; Lien Priority. Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having (A) first lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a First Lien (as reflected on the Mortgage Loan Schedule), or (B) second lien priority with respect to each Mortgage Loan which is indicated by the Seller to be a Second Lien Mortgage Loan (as reflected on the Mortgage Loan Schedule), in either case, by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

     (xxxii) Environmental Matters. The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the Seller's knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law;

     (xxxiii) HOEPA. No Mortgage Loan is (a) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA"), or has an "annual percentage rate" or "total points and fees" payable by the borrower (as each such term is defined under HOEPA) that equals or exceeds the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)), (b) a "high cost" mortgage loan, "covered" mortgage loan (excluding home loans defined as "covered home loans" in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, provided that this determination shall be made with respect to the relevant state or local law, regardless of the effect of any available federal preemption, other than exemptions specifically provided for in the relevant state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny, assignee liability to holders of such mortgage loans or additional legal liability for mortgage loans having high interest rates, points and/or fees, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E);

     (xxxiv) Due-On-Sale. Each Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the related Mortgage Loan in the event the related Mortgaged Property is sold or transferred without the prior consent of the mortgagee thereunder;

     (xxxv) Second Liens. With respect to each Mortgage Loan which is a Second Lien, (i) the related First Lien does not provide for negative amortization,
(ii) either no consent for the Mortgage Loan is required by the holder of the First Lien or such consent has been obtained and is contained in the Mortgage File and (iii) such Second Lien is on a Residential Dwelling that is (or will be) the principal residence of the Mortgagor upon origination of the Second Lien;

     (xxxvi) Prepayment Charges in Mortgage Loan Documents. The Mortgage Loan Documents with respect to each Mortgage Loan subject to Prepayment Charges specifically authorizes such Prepayment Charges to be collected, such Prepayment Charges are permissible and enforceable in accordance with the terms of the related Mortgage Loan Documents and all federal, state and local laws (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or the collectability thereof may be limited due to acceleration in connection with a foreclosure) and each Prepayment Charge was originated in compliance with all federal, state and local laws;

     (xxxvii) Compliance with Patriot Act. The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"). If required by the Anti-Money Laundering Laws, the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the property in question, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws; no Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

     (xxxviii) MERS Mortgage Loans. No Mortgage Loan is a MERS Mortgage Loan;

     (xxxix) FACT Act. The sale or transfer of the Mortgage Loan by the Seller complies with all federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act ("FACT Act") and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto.

     (xl) Qualified Mortgage. Each Mortgage Loan constitutes a "qualified mortgage" under Section 860G(a)(3)(A) of the Code and Treasury Regulation
Section 1.860G-2(a)(1);

     (xli) Condos and PUDs. If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the Seller;

     (xlii) Appraised Value. All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property unless otherwise affirmatively insured under an ALTA lender's title insurance policy issued in conformance with subsection (xvii) hereof;

     (xliii) No Additional Collateral. The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (xi) above;

     (xliv) Buydown Mortgage Loans. With respect to each Buydown Mortgage Loan:

          (a) On or before the date of origination of such Mortgage Loan, the Seller and the Mortgagor, or the Seller, the Mortgagor and the seller of the Mortgaged Property or a third party entered into a Buydown Agreement. The Buydown Agreement provides that the seller of the Mortgaged Property (or third party) shall deliver to the Seller temporary Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on each Due Date in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payment due on such Mortgage Loan. The temporary Buydown Funds enable the Mortgagor to qualify for the Buydown Mortgage Loan for the first two years of the term of such Mortgage Loan at an interest rate of not more than 2.0% less per annum than the Mortgage Interest Rate. The effective interest rate will increase in the seventh month of the Buydown Mortgage Loan so that the effective interest rate will be equal to the interest rate as set forth in the related Mortgage Note.

          (b) The Mortgage and Mortgage Note reflect the permanent payment terms rather than the payment terms of the Buydown Agreement. The Buydown Agreement provides for the payment by the Mortgagor of the full amount of the Monthly Payment on any Due Date that the Buydown Funds are not available. The Buydown Funds were not used to reduce the original principal balance of the Mortgage Loan or to increase the Appraised Value of the Mortgaged Property when calculating the Loan-to-Value Ratios for purposes of this Agreement and, if the Buydown Funds were provided by the Seller and if required under Agency Guidelines, the terms of the Buydown Agreement were disclosed to the appraiser of the Mortgaged Property;

          (c) The Buydown Funds may not be refunded to the Mortgagor unless the Mortgagor makes a principal payment for the outstanding balance of the Mortgage Loan;

          (d) As of the Cut-off Date, the Buydown Mortgage Loans are 5% or less of the aggregate Stated Principal Balance of the Mortgage Loans; and

          (e) As of the date of origination of the Mortgage Loan, the provisions of the related Buydown Agreement complied with the requirements of Fannie Mae and Freddie Mac regarding buydown agreements;

     (xlv) No Convertible Mortgage Loans; No Graduated Payments or Contingent Interests. No Mortgage Loan is a Convertible Mortgage Loan. The Mortgage Loan is not a graduated payment mortgage loan, and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

     (xlvi) Disclosure Materials. The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

     (xlvii) Recordation of Mortgages. Each original Mortgage was recorded, or is in the process of being recorded, and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded, or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller. With respect to each Mortgage Loan, the Assignment of Mortgage is in recordable form (except for the name of the assignee which is blank) and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

     (xlviii) Texas Refinance Loans. Each Mortgage Loan originated in the state of Texas pursuant to Article XVI, Section 50(a)(6) of the Texas Constitution (a "Texas Refinance Loan") has been originated in compliance with the provisions of
Article XVI, Section 50(a)(6) of the Texas Constitution, Texas Civil Statutes and the Texas Finance Code. With respect to each Texas Refinance Loan that is a Cash Out Refinancing, the related Mortgage Loan Documents state that the Mortgagor may prepay such Texas Refinance Loan in whole or in part without incurring a Prepayment Charge. The Seller does not collect any such Prepayment Charges in connection with any such Texas Refinance Loan;

     (xlix) Verification of Down Payment. Unless otherwise set forth on the Mortgage Loan Schedule, the source of the down payment with respect to each Mortgage Loan has been fully verified by the Seller;

     (l) Tax Service Contracts. The Seller shall, at its own expense, cause each Mortgage Loan to be covered by a "life of loan" Tax Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee; provided however, that if the Seller fails to purchase such Tax Service Contract, the Seller shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;

     (li) Flood Zone Service Contracts. Each Mortgage Loan is covered by a "life of loan" Flood Zone Service Contract which is assignable to the Purchaser or its designee at no cost to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

     (lii) No Cooperatives; No Commercial Property; No Mixed Use Property, No Manufactured Housing. No Mortgage Loan is secured by cooperative housing, commercial property, manufactured housing, a mobile home or mixed use property;

     (liii) Secondary Market Sales. Each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Securitization Transaction without unreasonable credit enhancement as determined by the Purchaser in its sole reasonable discretion;

     (liv) No Adverse Selection. No selection procedures were used by the Seller that identified the Mortgage Loans as being less desirable or valuable than other comparable mortgage loans in the Seller's portfolio;

     (lv) Georgia. No Mortgage Loan originated or modified on or after October 1, 2002 and prior to March 7, 2003 is secured by a Mortgaged Property located in the State of Georgia. No Mortgage Loan originated on or after March 7, 2003 is a "high cost home loan" as defined under the Georgia Fair Lending Act.

     (lvi) New Jersey Manufactured Housing Loans. No Mortgage Loan is a "manufactured housing loan" pursuant to the NJ Act, and one hundred percent of the amount financed of any purchase money Second Lien Mortgage Loan subject to the NJ Act was used for the purchase of the related Mortgaged Property;

     (lvii) MERS. No Mortgage Loan is a MERS Mortgage Loan;

     (lviii) Ground Leases. With respect to each Mortgage Loan that is secured in whole or in part by the interest of the Mortgagor as a lessee under a ground lease of the related Mortgaged Property (a "Ground Lease") and not by a fee interest in such Mortgaged Property:

          (a) The Mortgagor is the owner of a valid and subsisting interest as tenant under the Ground Lease;

          (b) The Ground Lease is in full force and effect, unmodified and not supplemented by any writing or otherwise;

          (c) The Mortgagor is not in default under any of the terms thereof and there are no circumstances which, with the passage of time or the giving of notice or both, would constitute an event of default thereunder;

          (d) The lessor under the Ground Lease is not in default under any of the terms or provisions thereof on the part of the lessor to be observed or performed;

          (e) The term of the Ground Lease exceeds the maturity date of the related Mortgage Loan by at least five years;

          (f) The Ground Lease or a memorandum thereof has been recorded and by its terms permits the leasehold estate to be mortgaged. The Ground Lease grants any leasehold mortgagee standard protection necessary to protect the security of a leasehold mortgagee;

          (g) The Ground Lease does not contain any default provisions that could give rise to forfeiture or termination of the Ground Lease except for the non-payment of the Ground Lease rents;

          (h) The execution, delivery and performance of the Mortgage do not require the consent (other than those consents which have been obtained and are in full force and effect) under, and will not contravene any provision of or cause a default under, the Ground Lease;

          (i) The Ground Lease provides that the leasehold can be transferred, mortgaged and sublet an unlimited number of times either without restriction or on payment of a reasonable fee and delivery of reasonable documentation to the lessor;

          (j) The Mortgagor has not commenced any action or given or received any notice for the purpose of terminating the Ground Lease;

          (k) No lessor, as debtor in possession or by a trustee for such lessor has give any notice of, and the Mortgagor has not consented to, any attempt to transfer the related Mortgaged Property free and clear of such Ground Lease under section 363(f) of the Bankruptcy Code; and

          (l) No lessor is subject to any voluntary or involuntary bankruptcy, reorganization or insolvency proceeding and no Mortgaged Property is an asset in any voluntary or involuntary bankruptcy, reorganization or insolvency proceeding.

     (lix) Massachusetts Refinanced Mortgage Loans. No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an "open-end home loan" (as such term is used in the Massachusetts House Bill 4880
(2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the "borrower's interest," as documented by a "borrower's interest worksheet" for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining "borrower's interest," and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts; (lx) Broker Fees. The Mortgagor has not made or caused to be made any payment in the nature of an "average" or "yield spread premium" to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

     (lxi) Acceptable Investment. The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, cause the Mortgage Loan to become delinquent, cause the Mortgage Loan to not be paid in full when due, or adversely affect the value of the Mortgage Loan;

     (lxii) No Notification of Prepayments in Full. The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

     (lxiii) Prepayment Charges. With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a Principal Prepayment prior to maturity: (i) prior to the Mortgage Loan's origination, the Mortgagor agreed to such Prepayment Charge in exchange for a monetary benefit, including but not limited to a Mortgage Interest Rate or fee reduction, (ii) prior to the Mortgage Loan's origination, the Mortgagor was offered the option of obtaining a Mortgage Loan that did not require payment of a Prepayment Charge and the originator of the Mortgage Loan had a written policy of offering borrowers, or requiring third-party brokers to offer borrowers, the option of obtaining a mortgage loan that did not require the payment of a Prepayment Charge, (iii) the Prepayment Charge is disclosed to the Mortgagor in the Mortgage Loan Documents pursuant to state and federal law, (iv) for Mortgage Loans originated on or after October 1, 2002, the duration of the prepayment period shall not exceed three (3) years from the date of the Mortgage Note, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the Mortgagor was notified in writing of such reduction in the prepayment period, (v) no Mortgage Loan originated prior to October 1, 2002 has a Prepayment Charge longer than five years and (vi) notwithstanding any state or federal law to the contrary, the Seller shall not impose such Prepayment Charge in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the Mortgagor's default. Each Prepayment Charge is permissible, collectable and enforceable.

     (lxiv) No Predatory Lending. No predatory, abusive or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to a Mortgagor which has no tangible net benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae's Selling Guide. No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the

Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator. If, at the time of the related loan application, the Mortgagor may have qualified for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan's originator, the Mortgage Loan's originator referred the Mortgagor's application to such affiliate for underwriting consideration;

     (lxv) Underwriting Methodology. The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, credit history, assets and liabilities to the proposed payment and such underwriting methodology did and does not rely solely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

     (lxvi) Points and Fees Disclosed. All points, fees and charges, including finance charges (whether or not financed, assessed, collected or to be collected), in connection with the origination and servicing of any Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with state and federal laws and regulations and no related Mortgagor was charged "points and fees" (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of such loan or (2) $1,000. For the purposes of this representation, "points and fees" (a) include origination, underwriting, broker and finder's fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys' fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections) and the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fees and charges in total, do not exceed 0.25 percent of the loan amount);

     (lxvii) Full File Credit Reporting (Fannie Mae). The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

     (lxviii) No Credit Life Policies. No Mortgagor was required to purchase any single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan, and no proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

     (lxix) Full File Credit Reporting (Past Practice; Future Practice). The Seller and any predecessor servicer has fully furnished, in accordance with the

Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company (three of the credit repositories) on a monthly basis; and the Seller will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Credit Information Company (three of the credit repositories), on a monthly basis; and

     (lxx) No Arbitration. With respect to each Mortgage Loan, neither the related Mortgage nor the related Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan; No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan.

     Subsection 7.03 Remedies for Breach of Representations and Warranties.

     It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File. Upon discovery by the Seller or the Purchaser of a breach of any of the foregoing representations and warranties (notwithstanding any representation and warranty given to the best of Seller's knowledge) which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other.

     Within 60 days of the earlier of either discovery by or notice to the Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price within two (2) Business Days following the expiration of the related cure period. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. With respect to any representations and warranties made by the Seller, in the event that it is discovered that the circumstances with respect to the Mortgage Loan are not accurately reflected in such representation and warranty notwithstanding the actual knowledge or lack of knowledge of Seller, then, notwithstanding that such representation and warranty is made "to the best of the Seller's knowledge," or in reliance on or based on other information, there shall be a breach of such representation and Seller shall cure such breach or repurchase the affected Mortgage Loan as provided in this Subsection 7.03. The Seller shall, at the request of the Purchaser and assuming that Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Notwithstanding anything to the contrary contained herein, it is understood by the parties hereto that a breach of the representations and warranties made in Subsections 7.02 (ix), (xxxiii), (xl),
(lii), (lv), (lvi), (lxiv), (lxv), (lxvi), (lxvii), (lxix), (lxx) and (lxxi) will be deemed to materially and adversely affect the value of the related Mortgage Loan or the interest of the Purchaser therein.

     Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished (i) during the Interim Servicing Period by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date and (ii) following the Interim Servicing Period by wire transfer of immediately available funds on the repurchase date to an account designated by the Purchaser.

     At the time of repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Purchaser relating to the repurchased Mortgage Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

     If the Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the Seller shall either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Seller and shall cause such Mortgage to be removed from registration on the MERS System in accordance with MERS' rules and regulations or (ii) cause MERS to designate on the MERS System the Seller or its designee as the beneficial holder of such Mortgage Loan.

     As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of
Mortgage and such other documents and agreements as are required by this Agreement, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

     For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the greater of 100% or the Purchase Price percentage specified in the related Confirmation shall be distributed by the Seller in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to such amount.

     In addition to such cure, repurchase and substitution obligation, the Seller shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Seller's representations and warranties contained in this Section
7. It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, substitute for or repurchase a defective Mortgage Loan and to indemnify the Purchaser as provided in this Subsection 7.03 constitute the sole remedies of the Purchaser respecting a breach of the foregoing representations and warranties. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

     Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, (ii) failure by the Seller to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement.

     In addition to the foregoing, within 60 days of the earlier of discovery by Seller or receipt of notice by Seller of a breach of any representation of any Seller which materially and adversely affects the interests of any Prepayment Charge, the Seller shall pay the amount of the scheduled Prepayment Charge to the Purchaser.

     Subsection 7.04 Prepayment-in-Full Premium Recapture.

     In the event that any Mortgage Loans prepay-in-full within three (3) months of the related Closing Date, the Seller shall remit to the Purchaser within five
(5) Business Days following receipt of notice from the Purchaser of a prepayment-in-full, the greater of (i) an amount equal to the product of (A) the excess of the related purchase price percentage over 100% and (B) the Stated Principal Balance of such prepaid Mortgage Loan as of the related Closing Date or (ii) the amount of any prepayment penalty fees paid with respect to such Mortgage Loan.

     Subsection 7.05 Early Payment Default.

     In the event that any Mortgagor fails to make the first, second or third scheduled Monthly Payment due on a Mortgage Loan or due to Purchaser within the calendar month such payment is due, Seller shall repurchase such Mortgage Loan at the Repurchase Price within five (5) Business Days following receipt of notice from the Purchaser of such payment default.

     SECTION 8. Closing. The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

     The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

          (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct as of the related Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

          (b) the Initial Purchaser shall have received, or the Initial Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

          (c) the Seller shall have delivered and released to the Purchaser all documents required pursuant to this Agreement; and

          (d) all other terms and conditions of this Agreement shall have been complied with.

     Subject to the foregoing conditions, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

     SECTION 9. Closing Documents.

     (a) On or before the Initial Closing Date, the Seller shall submit to the Initial Purchaser fully executed originals of the following documents:

     1.   this Agreement, in four counterparts;

     2. a Custodial Account Letter Agreement in the form attached as Exhibit 6 hereto;

     3. as Escrow Account Letter Agreement in the form attached as Exhibit 7 hereto;

     4. an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

     5.   an Opinion of Counsel to the Seller,  in the form of Exhibit 2 hereto;
          and

     6.   the Seller's Underwriting Guidelines.

     (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

     1.   the related Confirmation;

     2.   the related Mortgage Loan Schedule;

     3. an Officer's Certificate, in the form of Exhibit 1 hereto, including all attachments thereto;

     4. if requested by the Initial Purchaser, an Opinion of Counsel to the Seller, in the form of Exhibit 2 hereto;

     5. a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Initial Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

     6. a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable; and

     7.   an Assignment and Conveyance in the form of Exhibit 4 hereto.

     (c) In addition, to the extent that the Underwriting Guidelines are modified, amended or supplemented at any time following the Initial Closing Date, the Seller shall notify the Purchaser of such change and provide the Purchaser a copy in both electronic and hard copy of such modification, amendment or supplement at the time the Seller presents a bid for a future trade.

     (d) In addition, the Seller agrees to provide to the Purchaser on the Servicing Transfer Date historical delinquency information with respect to the Mortgage Loans during the Interim Servicing Period.

     SECTION 10. Costs. The Purchaser shall pay any commissions due its salesmen and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation recording fees, fees for title policy endorsements and continuations, fees for recording Assignments of Mortgage and the Seller's attorney's fees, shall be paid by the Seller.

     SECTION 11. Seller's Servicing Obligations. The Seller, as independent contract servicer, shall service and administer the Mortgage Loans during the Interim Servicing Period in accordance with the terms and provisions set forth in the Servicing Addendum attached hereto as Exhibit 8, which Servicing Addendum is incorporated herein by reference. The Seller agrees to act reasonably, in good faith and in accordance with all applicable laws and regulations and to do all things necessary to effect the transfer of the servicing of the Mortgage Loans to Purchaser.

     SECTION 12. Removal  of   Mortgage   Loans   from   Inclusion   under  This
                 Agreement Upon a Whole Loan Transfer or a Securitization Transaction on One or More Reconstitution Dates.

     The Seller and the Initial Purchaser agree that with respect to some or all of the Mortgage Loans, the Initial Purchaser may effect either:

     (1) one or more Whole Loan Transfers; and/or

     (2) one or more Securitization Transactions.

     With respect to each Whole Loan Transfer or Securitization Transaction, as the case may be, entered into by the Initial Purchaser, the Seller agrees:

     (1) to cooperate fully with the Purchaser and any prospective purchaser, at the Purchaser's sole expense, with respect to all reasonable requests and due diligence procedures and with respect to the preparation (including, but not limited to, the endorsement, delivery, assignment, and execution) of the Mortgage Loan Documents and other related documents, and with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

     (2) to execute all agreements required to be executed by the Seller in connection with such Whole Loan Transfer or Securitization Transaction, including without limitation any Reconstitution Agreements, the Assignment and Recognition Agreement substantially in the form set forth as Exhibit 9 attached hereto, and the
          Indemnification  Agreement  substantially  in the  form  set  forth as
          Exhibit 10 attached hereto, provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

     (3) with respect to any Whole Loan Transfer or Securitization Transaction, the Seller shall make the representations and warranties regarding the Seller and the Mortgage Loans as of the date of the Whole Loan Transfer or Securitization Transaction, modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the date of such Whole Loan Transfer or Securitization Transaction and supplemented by additional representations and warranties that are not unreasonable under the circumstances as of the date of such Whole Loan Transfer or Securitization Transaction, to the extent that any events or circumstances, including changes in law occurring subsequent to the related Closing Date(s), would render a related Mortgage Loan unmarketable to a material segment of the secondary mortgage or mortgage-backed securities market;

     (4) to deliver to the Purchaser for inclusion in any prospectus or other offering material such publicly available information regarding the Seller, its underwriting guidelines, its financial condition and its mortgage loan delinquency, foreclosure and loss experience and any additional information requested by the Purchaser, and to deliver to the Purchaser any similar non public, unaudited financial information, in which case the Purchaser shall bear the cost of having such information audited by certified public accountants if the Purchaser desires such an audit, or as is otherwise reasonably requested by the Purchaser and which the Seller is capable of providing without unreasonable effort or expense, and to indemnify the Purchaser and its affiliates for misstatements or omissions or any alleged misstatements or omissions contained (i) in such information and (ii) on the Mortgage Loan Schedule;

     (5) to deliver to the Purchaser and to any Person designated by the Purchaser, at the Purchaser's expense, such statements and audit letters of reputable, certified public accountants pertaining to information provided by the Seller pursuant to clause 4 above as shall be reasonably requested by the Purchaser;

     (6) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Securitization Transactions, as the case may be, such in-house Opinions of Counsel for a Securitization Transaction to be in the form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Securitization Transaction, as the case may be, shall be the responsibility of the Purchaser; and

     (7) with respect to each Whole Loan Transfer and Securitization Transaction, the Seller shall establish and maintain one or more Custodial Accounts and Escrow Accounts with respect to the Mortgage Loans sold pursuant to such Whole Loan Transfer or Securitization Transaction, which accounts shall be established and maintained in addition to, and separate and apart from, any other Custodial Account or Custodial Accounts and Escrow Account or Escrow Accounts established and maintained pursuant to this Agreement. The sale or transfer of the Mortgage Loans pursuant to a Whole Loan Transfer or Securitization Transaction shall be deemed to create a separate and distinct servicing agreement by the Seller with respect to such

          Mortgage Loan or Loans. In connection therewith, the obligation of the Seller in respect of compensating interest payments for Prepayment Interest Shortfalls with respect to the Mortgage Loans sold pursuant to a Whole Loan Transfer or Securitization Transaction, or sold pursuant to one Whole Loan Transfer or Securitization Transaction and separated by loan group (each, a "Loan Group"), shall accrue with respect to the related Mortgage Loans or Loan Group, and shall not be made on an aggregate basis with all of the Mortgage Loans purchased pursuant to or in connection with this Agreement or with the Mortgage Loans of a different Loan Group. In addition, any reimbursement of the Seller in respect of Monthly Advances, Servicing Advances and unreimbursed Servicing Fees shall be reimbursed first on a loan by loan basis and, if reimbursed out of general collections on the related Mortgage Loans, shall be reimbursed from collections on the Mortgage Loans sold pursuant to the related Whole Loan Transfer or Securitization Transaction or, with respect to Mortgage Loans sold pursuant to one Whole Loan Transfer or Securitization Transaction and separated by Loan Group, out of collections of the Mortgage Loans in the related Loan Group..

     All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall be subject to this Agreement and shall continue to be serviced for the remainder of the Interim Servicing Period, in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

     SECTION 13. COMPLIANCE WITH REGULATION AB

     Subsection 13.01 Intent of the Parties; Reasonableness.

     The  Purchaser  and the Seller  acknowledge  and agree that the  purpose of
Section 13 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Company acknowledges that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings.

     Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act). The Seller acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any master servicer or any Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with any Securitization Transaction, the Seller shall cooperate fully with the Purchaser and any master servicer to deliver to the Purchaser (including any of its assignees or designees), any master servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the master servicer or any Depositor to permit the Purchaser, such master servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     The Purchaser (including any of its assignees or designees) shall cooperate with the Seller by providing timely notice of requests for information under these provisions and by reasonably limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

     Subsection 13.02 Additional Representations and Warranties of the Seller.

     (a) The Seller shall be deemed to represent to the Purchaser, to any master servicer and to any Depositor, as of the date on which information is first provided to the Purchaser, any master servicer or any Depositor under Subsection
13.03 that, except as disclosed in writing to the Purchaser, such master servicer or such Depositor prior to such date: (i) the Seller is not aware and has not received notice that any default, early amortization or other performance triggering event has occurred as to any other securitization due to any act or failure to act of the Seller; (ii) the Seller has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger;
(iii) no material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Seller as servicer has been disclosed or reported by the Seller; (iv) no material changes to the Seller's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreement for mortgage loans of a type similar to the Mortgage Loans have occurred during the three-year period immediately preceding the related Securitization Transaction; (v) there are no aspects of the Seller's financial condition that could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement; (vi) there are no material legal or governmental proceedings pending (or known to be contemplated) against the Seller, any Subservicer or any Third-Party Originator; and (vii) there are no affiliations, relationships or transactions relating to the Seller, any Subservicer or any Third-Party Originator with respect to any Securitization Transaction and any party thereto identified by the related Depositor of a type described in Item 1119 of Regulation AB.

     (b) If so requested by the Purchaser, any master servicer or any Depositor on any date following the date on which information is first provided to the Purchaser, any master servicer or any Depositor under Subsection 13.03, the Seller shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Subsection or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

     Subsection 13.03 Information to Be Provided by the Seller.

     In connection with any Securitization Transaction the Seller shall (i) within five Business Days following request by the Purchaser, any master servicer or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator and each Subservicer to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials specified in paragraphs (a),
(b), (c) and (g) of this Subsection, and (ii) as promptly as practicable following notice to or discovery by the Seller, provide to the Purchaser and any Depositor (in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor) the information specified in paragraph (d) of this Subsection.

     (a) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding (i) the Seller, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, and (iii) as applicable, each Subservicer, as is requested for the purpose of compliance with Items 1103(a)(1), 1105, 1110, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the originator's form of organization;

          (B) a description of the originator's origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator's experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator's origination portfolio; and information that may be material, in the good faith judgment of the Purchaser or any Depositor, to an analysis of the performance of the Mortgage Loans, including the originators' credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with
     Item 1110(b)(2) of Regulation AB. With respect to the information regarding the size and composition of the originator's origination portfolio, the Company shall deliver to the Purchaser and to any person designated by the Purchaser, at the Purchaser's incremental expense, an agreed upon procedures report of a reputable, certified public accountant pertaining to a comparison of the information provided to it by the Seller against the information in the related offering document in connection with the related Securitization Transaction if reasonably requested by the Purchaser;

          (C) a description of any material legal or governmental proceedings pending (or known to be contemplated) against the Seller, each Third-Party Originator and each Subservicer; and

          (D) a description of any affiliation or relationship between the Seller, each Third-Party Originator, each Subservicer and any of the following parties to a Securitization Transaction, as such parties are identified to the Seller by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

                    (1)  the sponsor;
                    (2)  the depositor;
                    (3)  the issuing entity;
                    (4)  any servicer;
                    (5)  any trustee;
                    (6)  any originator;
                    (7)  any significant obligor;
                    (8)  any enhancement or support provider; and
                    (9)  any other material transaction party.

     (b) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) of Regulation AB. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to the immediately preceding paragraph (including an omission to include therein information required to be provided pursuant to such paragraph), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

     (c) If so requested by the Purchaser or any Depositor, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, as the Purchaser or such Depositor shall reasonably request. Such letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Securitization Transaction. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

     (d) If so requested by the Purchaser or any Depositor, the Seller shall provide such information regarding the Seller, as servicer of the Mortgage Loans, and each Subservicer (each of the Seller and each Subservicer, for purposes of this paragraph, a "Servicer"), as is requested for the purpose of compliance with Items 1108, 1117 and 1119 of Regulation AB. Such information shall include, at a minimum:

          (A) the Servicer's form of organization;

          (B) a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for, the servicing function it will perform under this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans and information on factors related to the Servicer that may be material, in the good faith judgment of the Purchaser or any Depositor, to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

               (1) whether any prior securitizations of mortgage loans of a type similar to the Mortgage Loans involving the Servicer have defaulted or experienced an early amortization or other performance triggering event because of servicing during the three-year period immediately preceding the related Securitization Transaction;

               (2) the extent of outsourcing the Servicer utilizes;

               (3) whether there has been previous disclosure of material noncompliance with the applicable servicing criteria with respect to other securitizations of residential mortgage loans involving the Servicer as a Servicer during the three-year period immediately preceding the related Securitization Transaction;

               (4) whether the Servicer has been terminated as Servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; and

               (5) such other information as the Purchaser or any Depositor may reasonably request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

          With respect to the information regarding the size, composition and growth of the Servicer's portfolio of residential mortgage loans of a type similar to the Mortgage Loans, the Servicer shall deliver to the Purchaser and to any person designated by the Purchaser, at the Purchaser's incremental expense, an agreed upon procedures report of a reputable, certified public accountant pertaining to a comparison of the information provided to it by the Seller against the information in the related offering document in connection with the related Securitization Transaction if reasonably requested by the Purchaser;

          (C) a description of any material changes during the three-year period immediately preceding the related Securitization Transaction to the Servicer's policies or procedures with respect to the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of a type similar to the Mortgage Loans;

          (D) information regarding the Servicer's financial condition, to the extent that there is a material risk that an adverse financial event or circumstance involving the Servicer could have a material adverse effect on the performance by the Seller of its servicing obligations under this Agreement or any Reconstitution Agreement;

          (E)  information  regarding  advances  made  by  the  Servicer  on the
     Mortgage Loans and the Servicer's overall servicing portfolio of residential mortgage loans for the three-year period immediately preceding the related Securitization Transaction, which may be limited to a statement by an authorized officer of the Servicer to the effect that the Servicer has made all advances required to be made on residential mortgage loans serviced by it during such period, or, if such statement would not be accurate, information regarding the percentage and type of advances not made as required, and the reasons for such failure to advance;

          (F) a description of the Servicer's processes and procedures designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

          (G) a description of the Servicer's processes for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of mortgaged properties, sale of defaulted mortgage loans or workouts;

          (H) information as to how the Servicer defines or determines delinquencies and charge-offs, including the effect of any grace period, re-aging, restructuring, partial payments considered current or other practices with respect to delinquency and loss experience; and

          (I) historical delinquency information with respect to the Mortgage Loans since origination of the Mortgage Loans.

     (e) For the purpose of satisfying the reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller shall (or shall cause each Subservicer and Third-Party Originator to) (i) provide prompt notice to the Purchaser, any master servicer and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, any Subservicer or any Third-Party Originator, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Seller, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Subsection (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, (C) any Event of Default under the terms of this Agreement or any Reconstitution Agreement, (D) any merger, consolidation or sale of substantially all of the assets of the Seller, and (E) the Seller's entry into an agreement with a Subservicer or Subcontractor to perform or assist in the performance of any of the Seller's obligations under this Agreement or any Reconstitution Agreement and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     (f) As a condition to the succession to the Seller or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Seller or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Seller or any Subservicer, the Seller shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     (g) In addition to such information as the Seller, as Servicer, is obligated to provide pursuant to other provisions of this Agreement, not later than ten days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Seller or any Subservicer, the Seller or such Subservicer, as applicable, shall provide to the party responsible for filing such report (including, if applicable, the master servicer) notice of the occurrence of any of the following events along with all information, data and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

          (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation
     AB);

          (ii) material breaches of pool asst representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB): and

          (iii) information regarding any pool asset changes (such as additions, substitutions or repurchases) and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).

     (h) The Seller shall provide to Purchaser, any master servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, financial information and reports, and such other information related to the Seller or any Subservicer or the Seller or such Subservicers' performance hereunder.

     Subsection 13.04 Servicer Compliance Statement.

     On or before March 1 of each calendar year, commencing in 2007, the Seller shall deliver to the Purchaser, any master servicer and any Depositor a statement of compliance addressed to the Purchaser, such master servicer and such Depositor and signed by an authorized officer of the Seller, to the effect that (i) a review of the Seller's activities during the immediately preceding calendar year (or applicable portion thereof) and of its performance under this Agreement and any applicable Reconstitution Agreement during such period has been made under such officer's supervision, and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement and any applicable Reconstitution Agreement in all material respects throughout such calendar year (or applicable portion thereof) or, if there has been a failure to fulfill any such obligation in any material respect, specifically identifying each such failure known to such officer and the nature and the status thereof.

     Subsection 13.05 Report on Assessment of Compliance and Attestation.

     (a) On or before March 1 of each calendar year, commencing in 2007, the Seller shall:

     (i) deliver to the Purchaser, any master servicer and any Depositor a report (in form and substance reasonably satisfactory to the Purchaser, such master servicer and such Depositor) regarding the Seller's assessment of compliance with the Servicing Criteria during the immediately preceding calendar year, as required under Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB. Such report shall be addressed to the Purchaser, such master servicer and such Depositor and signed by an authorized officer of the Seller, and shall address each of the applicable Servicing Criteria specified on
Exhibit 12 hereto;

     (ii) deliver to the Purchaser, any master servicer and any Depositor a report of a registered public accounting firm reasonably acceptable to the Purchaser, such master servicer and such Depositor that attests to, and reports on, the assessment of compliance made by the Seller and delivered pursuant to the preceding paragraph. Such attestation shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

     (iii) cause each Subservicer, and each Subcontractor determined by the Seller pursuant to Subsection 13.06(b) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser, any master servicer and any Depositor an assessment of compliance and accountants' attestation as and when provided in paragraphs (a) and (b) of this Subsection; and

     (iv) deliver to the Purchaser, any Depositor, any Master Servicer and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an
asset-backed   issuer   with   respect  to  a   Securitization   Transaction   a

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certification,  signed  by the  appropriate  officer  of the  Seller in the form attached hereto as Exhibit 11.

     The Seller acknowledges that the parties identified in clause (a)(iv) above may rely on the certification provided by the Seller pursuant to such clause in signing a Sarbanes Certification and filing such with the Commission. Neither the Purchaser nor any Depositor will request delivery of a certification under clause (a)(iv) above unless a Depositor is required under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

     (b) Each assessment of compliance provided by a Subservicer pursuant to Subsection 13.05(a)(i) shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 12 hereto delivered to the Purchaser concurrently with the execution of this Agreement or, in the case of a Subservicer subsequently appointed as such, on or prior to the date of such appointment. An assessment of compliance provided by a Subcontractor pursuant to Subsection 13.05(a)(iii) need not address any elements of the Servicing Criteria other than those specified by the Seller pursuant to Subsection 13.06.

     Subsection 13.06 Use of Subservicers and Subcontractors.

     The Seller shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (a) of this Subsection. The Seller shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Seller as servicer under this Agreement or any Reconstitution Agreement unless the Seller complies with the provisions of paragraph (b) of this Subsection.

     (a) It shall not be necessary for the Seller to seek the consent of the Purchaser, any master servicer or any Depositor to the utilization of any Subservicer. The Seller shall cause any Subservicer used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Subsection and with Subsections 13.02, 13.03(c),
(e), (f) and (g), 13.04, 13.05 and 13.07 of this Agreement to the same extent as if such Subservicer were the Seller, and to provide the information required with respect to such Subservicer under Subsection 13.03(d) of this Agreement. The Seller shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any Servicer compliance statement required to be delivered by such Subservicer under Subsection 13.04, any assessment of compliance and attestation required to be delivered by such Subservicer under Subsection 13.05 and any certification required to be delivered to the Person that will be responsible for signing the Sarbanes Certification under Subsection 13.05 as and when required to be delivered.

     (b) It shall not be necessary for the Seller to seek the consent of the Purchaser, any master servicer or any Depositor to the utilization of any Subcontractor. The Seller shall promptly upon request provide to the Purchaser, any master servicer and any Depositor (or any designee of the Depositor, such as an administrator) a written description (in form and substance satisfactory to the Purchaser, such master servicer and such Depositor) of the role and function of each Subcontractor utilized by the Seller or any Subservicer, specifying (i)

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

the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing
Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Seller shall cause any such Subcontractor used by the Seller (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Subsections 13.05 and 13.07 of this Agreement to the same extent as if such Subcontractor were the Seller. The Seller shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any assessment of compliance and attestation required to be delivered by such Subcontractor under Subsection 13.05, in each case as and when required to be delivered.

     Subsection 13.07 Indemnification; Remedies.

     (a) The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization
Transaction: each sponsor and issuing entity; each Person (including, but not limited to, any master servicer, if applicable) responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees, agents and affiliates of each of the foregoing and of the Depositor (each, an "Indemnified Party"), and shall hold each of them harmless from and against any claims, losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i)(A) any untrue statement of a material fact contained or alleged to be contained in any information, report, certification, data, accountants' letter or other material provided under this Section 13 by or on behalf of the Seller, or provided in written or electronic form under this Section 13 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller/Servicer Information"), or (B) the omission or alleged omission to state in the Seller/Servicer Information a material fact required to be stated in the Seller/Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller/Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller/Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 13, including any failure by the Seller to identify

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

     pursuant to Subsection 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Seller of a representation or warranty set forth in Subsection 13.02(a) or in a writing furnished pursuant to Subsection 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 13.02(b) to the extent made as of a date subsequent to such closing date; or

          (iv) the negligence, bad faith or willful misconduct of the Seller in connection with its performance under this Section 13.

     If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Seller agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Seller on the other.

     In the case of any failure of performance described in clause (a)(ii) of this Subsection, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

     This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

          (b)(i) Any failure by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 13, or any breach by the Seller of a representation or warranty set forth in Subsection 13.02(a) or in a writing furnished pursuant to Subsection 13.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Seller of a representation or warranty in a writing furnished pursuant to Subsection 13.02(b) to the extent made as of a date subsequent to such closing date, shall, except as provided in clause (ii) of this paragraph, immediately and automatically, without notice or grace period, constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any master servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement or any applicable Reconstitution Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

     (ii) Any failure by the Seller, any Subservicer or any Subcontractor to deliver any information, report, certification or accountants' letter when and as required under Subsection 13.04 or 13.05, including (except as provided below) any failure by the Seller to identify pursuant to Subsection 13.06(b) any Subcontractor "participating in the servicing function" within the meaning of
Item 1122 of Regulation AB, which continues unremedied for ten calendar days after the date on which such information, report, certification or accountants' letter was required to be delivered shall constitute an Event of Default with respect to the Seller under this Agreement and any applicable Reconstitution Agreement, and shall entitle the Purchaser, any master servicer or any Depositor, as applicable, in its sole discretion to terminate the rights and obligations of the Seller as servicer under this Agreement and/or any applicable Reconstitution Agreement without payment (notwithstanding anything in this Agreement to the contrary) of any compensation to the Seller; provided that to the extent that any provision of this Agreement and/or any applicable Reconstitution Agreement expressly provides for the survival of certain rights or obligations following termination of the Seller as servicer, such provision shall be given effect.

     Neither the Purchaser nor any Depositor shall be entitled to terminate the rights and obligations of the Seller pursuant to this subparagraph (b)(ii) if a failure of the Seller to identify a Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB was attributable solely to the role or functions of such Subcontractor with respect to mortgage loans other than the Mortgage Loans.

     (iii) The Seller shall promptly reimburse the Purchaser (or any designee of the Purchaser, such as a master servicer) and any Depositor, as applicable, for all reasonable expenses incurred by the Purchaser (or such designee) or such Depositor, as such are incurred, in connection with the termination of the Seller as servicer and the transfer of servicing of the Mortgage Loans to a successor servicer. The provisions of this paragraph shall not limit whatever rights the Purchaser or any Depositor may have under other provisions of this Agreement and/or any applicable Reconstitution Agreement or otherwise, whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

     SECTION 14. The Seller.

     Subsection 14.01 Additional Indemnification by the Seller.

     In addition to the indemnification provided in Subsection 7.03, the Seller shall indemnify the Initial Purchaser and any subsequent Purchaser and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Initial Purchaser and any subsequent Purchaser may sustain in any way related to the failure of the Seller to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement, any Reconstitution Agreement or any other agreement entered into pursuant to Section 12. The indemnification obligation of the Seller set forth herein shall survive the termination of this Agreement notwithstanding any applicable statute of limitations, which the Seller hereby expressly waives.

     Subsection 14.02 Merger or Consolidation of the Seller.

     The Seller shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller to perform its duties under this Agreement.

     Any Person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller shall be a party, or any Person succeeding to the business of the Seller, shall be the successor of the Seller hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, shall be a Fannie Mae or Freddie Mac approved seller/servicer and shall satisfy any requirements of Section 17 with respect to the qualifications of a successor to the Seller.

     Subsection 14.03 Limitation on Liability of the Seller and Others.

     Neither the Seller nor any of the officers, employees or agents of the Seller shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller and any officer, employee or agent of the Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Seller shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller's indemnification under Subsections 7.03 or 13.01.

     Subsection 14.04 Seller Not to Resign.

     The Seller shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Seller and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Seller in which event the Seller may resign as servicer. Any such determination permitting the resignation of the Seller as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and which shall be provided at the cost of the Seller. No such resignation shall become effective until a successor shall have assumed the Seller's responsibilities and obligations hereunder in the manner provided in
Section 17.

     Subsection 14.05 No Transfer of Servicing.

     The Seller acknowledges that the Purchaser has acted in reliance upon the Seller's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Seller shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

     SECTION 15. DEFAULT.

     Subsection 15.01 Events of Default.

     In case one or more of the following Events of Default by the Seller shall occur and be continuing, that is to say:

          (i) any failure by the Seller to remit to the Purchaser any payment or advance required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day following the day on which such payment should have been remitted; or

          (ii) any failure to deliver the remittance report required pursuant to Subsection 11.15 in accordance with such Section which failure continues unremedied for a period of [two] Business Days after the date upon which written notice requiring the same to be remedied shall have been given to the Seller by the Purchaser or its designee; or

          (iii) failure on the part of the Seller duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by the Purchaser; or

          (iv) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Seller and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

          (v) the Seller shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or of or relating to all or substantially all of its property; or

          (vi) the Seller shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vii) failure by the Seller to be in compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

          (viii) the Seller ceases to meet the qualifications of either a Fannie Mae or Freddie Mac seller/servicer, the Seller is not eligible to act as servicer or master servicer for mortgage loans subject to residential mortgage backed securities transactions rated by any nationally recognized rating agency or is eligible to act as such only with enhanced credit support, or the Seller's credit rating is reduced by any nationally recognized rating agency below its rating on the Initial Closing Date;

          (ix) the Seller attempts to assign its right to servicing compensation hereunder or the Seller attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

          (x) the Seller fails to duly perform, within the required time period, its obligations under Subsections 11.24 or 11.25 of the Servicing Addendum, which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Seller as servicer under this Agreement. On or after the receipt by the Seller of such written notice, all authority and power of the Seller to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 17.

     Subsection 15.02 Waiver of Defaults.

     The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     SECTION 16. Termination. The respective obligations and responsibilities of the Seller, as servicer, shall terminate at the expiration of the Interim Servicing Period unless terminated on an earlier date at the option of the Purchaser pursuant to this Section 16 or pursuant to Section 15. Upon written request from the Purchaser in connection with any such termination, the Seller shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Seller's sole expense. The Seller agrees to cooperate with the Purchaser and such successor in effecting the termination of the Seller's responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Seller to the Custodial Account, REO Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

     SECTION 17. Successor to the Seller. Prior to termination of Seller's responsibilities and duties under this Agreement pursuant to Section 12, 15 or 16, the Purchaser shall (i) succeed to and assume all of the Seller's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Seller as servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Seller's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Seller shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Seller as servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 17 and shall in no event relieve the Seller of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03, 7.04 or 7.05, it being understood and agreed that the provisions of such Subsections 7.01, 7.02, 7.03, 7.04 and 7.05 shall be applicable to the Seller notwithstanding any such resignation or termination of the Seller, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Seller and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Seller, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and Seller shall indemnify such successor for, any and all liabilities arising out of the Seller's acts as servicer. Any termination of the Seller as servicer pursuant to
Section 12, 15 or 16 shall not affect any claims that the Purchaser may have against the Seller arising prior to any such termination or resignation or remedies with respect to such claims.

     The Seller shall timely deliver to the successor the funds in the Custodial Account, REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Seller shall account for all funds. The Seller shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Seller as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Seller for amounts the Seller actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Seller pursuant to this Agreement but for the appointment of the successor servicer.

     SECTION 18. Financial Statements. The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser may make available to prospective purchasers the Seller's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

     The Seller also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller.

     SECTION 19. Mandatory Delivery: Grant of Security Interest. The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Confirmation, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Initial Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver each of the related Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Initial Purchaser on or before the related Closing Date. The Seller hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such
Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Initial Purchaser subject to the Initial Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Confirmation, and (ii) obligation to pay the related Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

     SECTION 20. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

     (i) if to the Purchaser:

               Citigroup Global Markets Realty Corp.
               390 Greenwich Street, 6th Floor
               New York, New York 10013
               Attn: Peter Steinmetz

     (ii) if to the Seller:

               HomeBanc Mortgage Corporation
               2002 Summit Boulevard, Suite 100
               Atlanta, Georgia 30319
               Attention: Debra F. Watkins, EVP Capital Markets
               Facsimile: (404) 705-2301

               with a copy to:
               HomeBanc Mortgage Corporation.
               2002 Summit Boulevard, Suite 100
               Atlanta, Georgia 30319
               Attention: General Counsel
               Facsimile: (404) 303-4069

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     SECTION 21. Severability Clause. Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     SECTION 22. Counterparts. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     SECTION 23. Governing Law. GOVERNING LAW; SUBMISSION TO JURISDICTION. THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PROVISIONS (EXCEPT FOR SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.

     EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY:

          (A) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH IN SECTION 20; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

     SECTION 24. Intention of the Parties. It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Initial Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review. In the event, for any reason, any transaction contemplated herein is construed by any court or regulatory authority as a borrowing rather than as a sale, the Seller and the Purchaser intend that the Purchaser or its assignee, as the case may be, shall have a perfected first priority security interest in the Mortgage Loans, the Custodial Account and the proceeds of any and all of the foregoing (collectively, the "Collateral"), free and clear of adverse claims. In such case, the Seller shall be deemed to have hereby granted to the Purchaser or its assignee, as the case may be, a first priority security interest in and lien upon the Collateral, free and clear of adverse claims. In such event, the related Confirmation and this Agreement shall constitute a security agreement, the Purchaser's custodian shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Purchaser or its assignee, as the case may be, and the Purchaser or its assignee, as the case may be, shall have all of the rights of a secured party under applicable law.

     SECTION 25. Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Seller and the Purchaser and the respective successors and assigns of the Seller and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller and such Purchaser, and a separate and distinct Agreement between the Seller and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to Subsection 7.03, 7.04 or 7.05 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller to a third party without the consent of the Purchaser.

     SECTION 26. Waivers. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     SECTION  27.   Exhibits.   The  exhibits  to  this   Agreement  are  hereby
incorporated and made a part hereof and are an integral part of this Agreement.

     SECTION  28.  General  Interpretive   Principles.   For  purposes  of  this
Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     SECTION 29. Nonsolicitation. The Seller covenants and agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, to personally, by telephone, mail e-mail or otherwise, solicit the Mortgagor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part or provide information to any other entity to solicit the refinancing of any Mortgage Loan in whole or in part; provided that, the foregoing shall not preclude the Seller from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Seller to request the refinancing of the related Mortgage Loan.

     SECTION 30. Reproduction of Documents. This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     SECTION 31. Further Agreements. The Seller and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     Without limiting the generality of the foregoing, the Seller shall cooperate with the Purchaser in connection with any Whole Loan Transfer or Securitization Transaction contemplated by the Initial Purchaser pursuant to
Section 12 hereof. In such connection, the Seller shall (a) execute any agreement in accordance with the provisions of Section 12, and (b) provide to the Initial Purchaser or any prospective purchaser: (i) any and all information and appropriate verification of information, whether through letters of its auditors and counsel or otherwise, as the Initial Purchaser shall reasonably request; and (ii) such representations, warranties, covenants, opinions of counsel, letters from auditors, and certificates of public officials or officers of the Seller as are reasonably believed necessary by the Initial Purchaser in connection with such transactions. The requirement of the Seller pursuant to
(ii) above shall terminate on the final Reconstitution Date. Prior to incurring any out-of-pocket expenses pursuant to this paragraph, the Seller shall notify the Initial Purchaser in writing of the estimated amount of such expense. The Initial Purchaser shall reimburse the Seller for any such expense following its receipt of appropriate details thereof.

     SECTION 32. Entire Agreement.

     This Agreement constitutes the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and, except to the extent otherwise set forth in writing, supersedes any prior agreement and understandings with respect to those matters and transactions.

     SECTION 33. Third Party Beneficiary. For purposes of this Agreement any master servicer shall be considered a third party beneficiary to this Agreement entitled to all the rights and benefits accruing to any master servicer herein as if it were a direct party to this Agreement.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed to this Master Mortgage Loan Purchase and Interim Servicing Agreement by their respective officers thereunto duly authorized as of the date first above written.

                          HOMEBANC MORTGAGE CORPORATION
                                  (Seller)


                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------



                          CITIGROUP GLOBAL MARKETS REALTY CORP.
                                   (Initial Purchaser)


                          By:
                             --------------------------------------------------
                          Name:
                               ------------------------------------------------
                          Title:
                                -----------------------------------------------

                                    EXHIBIT 1

                         SELLER'S OFFICER'S CERTIFICATE

     I,                         hereby  certify  that I am the duly  elected
        ----------------------
              of HomeBanc  Mortgage  Corporation,  a Delaware  corporation (the
-------------
"Seller"), and further certify, on behalf of the Seller as follows:

          1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

          2. No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

          3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Master Mortgage Loan Purchase and Interim Servicing Agreement (the "Purchase Agreement"), dated as of December 1, 2006, by and between the Seller and Citigroup Global Markets Realty Corp. (the
     "Purchaser");  (b) the Confirmation,  dated             200   , between the
                                                 -----------    ---
     Seller and the Purchaser (the "Confirmation"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

          4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on
                     ,   200    (the   "Resolutions")   with   respect   to  the
     -------------    --
     authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

          5. Attached hereto as Attachment III is a Certificate of Good Standing
     of the Seller  dated                ,  200 .  No event has  occurred  since
                          ---------------      -
                        ,  200   which has  affected  the good  standing  of the
     -------------------      --
     Seller under the laws of the State of              .
                                           -------------

          6. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

          7. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Confirmation.

     All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:
         ---------------------------
         [Seal]

                            OMEBANC MORTGAGE CORPORATION
                            Seller)


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:  Vice President



     I,                         ,  Secretary of the Seller,  hereby certify that
        ------------------------
                           is  the  duly  elected,  qualified  and  acting  Vice
--------------------------
President of the Seller and that the signature appearing above is his genuine signature.

                  IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:
         ---------------------------
         [Seal]

                            HOMEBANC MORTGAGE CORPORATION
                            (Seller)


                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title: [Assistant] Secretary

                                    EXHIBIT 2

                   [FORM OF OPINION OF COUNSEL TO THE SELLER]

                         ------------------------------
                                     (Date)



Citigroup Global Markets Realty Corp.
390 Greenwich Street
New York, New York 10013

                    Re: Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006

Gentlemen:

     I have  acted as  counsel  to  HomeBanc  Mortgage  Corporation,  a Delaware corporation (the "Seller"), in connection with the sale of certain mortgage loans by the Seller to Citigroup Global Markets Realty Corp. (the "Purchaser") pursuant to (i) a Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006, between the Seller and the Purchaser (the
"Purchase  Agreement"),  and  (ii) the  Confirmation,  dated            ,  200 ,
                                                             ----------       -
between the Seller and the Purchaser (the "Confirmation"). Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

     In connection with rendering this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

     A.   The  Purchase  Agreement;
     B.   The Confirmation;
     C. The Seller's Certificate of Incorporation and by-laws, as amended to date; and
     D. Resolutions adopted by the Board of Directors of the Seller with reference to actions relating to the transactions covered by this opinion (the "Board Resolutions").

     For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Seller, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

     On the basis of and subject to the foregoing  examination,  and in reliance
thereon,  and  subject  to  the  assumptions,  qualifications,   exceptions  and
limitations expressed herein, I am of the opinion that:

     1. The Seller has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Seller has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement and the Confirmation (sometimes collectively, the "Agreements").

     2. The Purchase Agreement and the Confirmation have been duly and validly authorized, executed and delivered by the Seller.

     3. The Purchase Agreement and the Confirmation constitute valid, legal and binding obligations of the Seller, enforceable against the Seller in accordance with their respective terms.

     4. No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Seller of the Purchase Agreement and the Confirmation, or the consummation of the transactions contemplated by the Purchase Agreement and the Confirmation, except for those consents, approvals, authorizations or orders which previously have been obtained.

     5. Neither the servicing of the Mortgage Loans by the Seller as provided in the Purchase Agreement and the Confirmation, nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Purchase Agreement and the Confirmation will result in a breach of any term or provision of the certificate of incorporation or by-laws of the Seller, or, to the best of my knowledge, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Seller is a party or by which it is bound,
(ii) any State of Delaware or federal statute or regulation applicable to the Seller, or (iii) any order of any State of Delaware or federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Seller, except in any such case where the default, breach or violation would not have a material adverse effect on the Seller or its ability to perform its obligations under the Purchase Agreement.

     6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Seller which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of the Seller to perform under the terms of the Purchase Agreement.

     7. The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Seller thereto as noteholder and mortgagee.

     8. The Assignments of Mortgage are in recordable form and upon completion will be acceptable for recording under the laws of the State of Delaware. When endorsed, as provided in the Agreement, the Mortgage Notes will be duly endorsed under Delaware law.

     The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

     A. I have assumed that all parties to the Agreements other than the Seller have all requisite power and authority to execute, deliver and perform their respective obligations under each of the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

     B. My opinion expressed in paragraphs 3 and 7 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of (a) provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy or (b) Section 19 of the Purchase Agreement.

     C. I have assumed, without independent check or certification, that there are no agreements or understandings among the Seller, the Purchaser and any other party which would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

     I am admitted to practice in the State of Maryland, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of Maryland and the Federal laws of the United States of America.

                                                     Very truly yours,

                                    EXHIBIT 3

                         SECURITY RELEASE CERTIFICATION

     I.  Release of Security Interest

                                ,  hereby  relinquishes any and all right, title
     --------------------------
and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by Citigroup Global Markets Realty Corp. from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006, as of
the date and time of receipt by                                  of  $
                                --------------------------------      ----------
for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

                  (Name)



                  (Address)


By:
   -----------------------------------------

                          II. Certification of Release

     The Seller named below hereby certifies to Citigroup Global Markets Realty Corp. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to Citigroup Global Markets Realty Corp., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.



                            HOMEBANC MORTGAGE CORPORATION Seller



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                                    EXHIBIT 4

                            ASSIGNMENT AND CONVEYANCE

     On this           day of          ,  200 ,  HOMEBANC  MORTGAGE  CORPORATION
             --------         ---------      -
("Seller") as the Seller under that certain Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006 (the "Agreement") does hereby sell, transfer, assign, set over and convey to Citigroup Global Markets Realty Corp. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related servicing rights thereto, the Mortgage Files and all rights and obligations arising under the documents contained therein including the right to any Prepayment Charges payable with respect thereto. Pursuant to Subsection 6.03 of the Agreement, the Seller has delivered to the Purchaser the documents for each Mortgage Loan to be purchased as set forth in the Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

     The Seller confirms to the Purchaser that the representation and warranties set forth in Subsections 7.01 and 7.02 of the Agreement and in the Confirmation,
dated                 ,  200  , are true and correct as of the date hereof,  and
      ---------------       --
that all statements made in the Seller's Officer's Certificate and all Attachments thereto remain complete, true and correct in all respects as of the date hereof:

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                            HOMEBANC MORTGAGE CORPORATION
                            (Seller)



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Title:
                                  ----------------------------------------------

                                    EXHIBIT 5

                         CONTENTS OF EACH MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the Purchaser:

     1.   The following documents (collectively, the "Mortgage Loan Documents")

          (a) the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee to the applicable Seller, endorsed in blank, "Pay
               to  the  order  of               ,  without  recourse",  and,  if
                                  --------------
               previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

          (b) with respect to each Mortgage Loan which is not a MERS Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, with assignee's name left blank. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name];

          (c) the original of each guarantee executed in connection with the Mortgage Note, if any;

          (d) for each Mortgage Loan which is not a MERS Mortgage Loan, the original recorded Mortgage with evidence of recording thereon, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan, or if such Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, with evidence of recording thereon.. If in connection with any Mortgage Loan, the applicable Seller has not delivered or caused to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing

               Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Purchaser, (i) in the case of a delay caused by the public recording office, a copy of such Mortgage certified by the applicable Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded Mortgage and (ii) in the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

          (e) originals of each assumption, modification, consolidation or extension agreement, if any;

          (f) except in the event that the original Mortgage is made to MERS, the originals of all intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee (or to MERS, if the Mortgage Loan is registered on the MERS System), or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the applicable Seller, escrow agent, closing attorney or the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Purchaser upon receipt thereof by the party delivering the Officer's Certificate or by the applicable Seller; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

          (g) if the Mortgage Note, the Mortgage, any Assignment of Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the original power of attorney or other instrument that authorized and empowered such Person to sign;

          (h) the original lender's title insurance policy (or a marked title insurance commitment, in the event that an original lender's title insurance policy has not yet been issued) in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by Fannie Mae and insuring the Purchaser and its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan;

          (i)  original  of  any  security   agreement,   chattel   mortgage  or
               equivalent document executed in connection with the Mortgage, if any; and

          (j) the original Primary Insurance Policy, if the Loan-to-Value Ratio is greater than 80.00%.

     2.   Residential loan application.

     3.   Mortgage Loan closing statement.

     4.   Verification of employment and income.

     5.   Verification   of   acceptable   evidence  of  source  and  amount  of
          downpayment.

     6.   Credit report on Mortgagor.

     7.   Residential appraisal report.

     8.   Photograph of the Mortgaged Property.

     9.   Survey of the Mortgaged Property.

     10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

     11.  All  required   disclosure   statements  and  statement  of  Mortgagor
          confirming receipt thereof.

     12. If available, termite report, structural engineer's report, water potability and septic certification.

     13.  Sales Contract, if applicable.

     14.  Hazard insurance policy.

     15. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

     16.  Amortization schedule, if available.

     17. Payment history for Mortgage Loans that have been closed for more than 90 days.

     18.  Flood Insurance policy, if applicable.

     19.  Tax Service Contract.

     20.  Flood Service Contract.

                                    EXHIBIT 6

                       CUSTODIAL ACCOUNT LETTER AGREEMENT

                                                                         , 200
                                                               ---------      --




To:
         -----------------------------------


          (the "Depository")

     As Seller under the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "HomeBanc Mortgage Corporation in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                            HOMEBANC MORTGAGE CORPORATION
                            (Seller)



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------

                            Date:
                                 -----------------------------------------------

     The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                            --------------------------------------
                                          Depository



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------

                            Date:
                                 -----------------------------------------------

                                    EXHIBIT 7

                         ESCROW ACCOUNT LETTER AGREEMENT

                                                                         , 200
                                                               ---------      --



To:
         -----------------------------------


                           (the "Depository")

     As Seller under the Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of December 1, 2006, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "HomeBanc Mortgage Corporation in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                            HOMEBANC MORTGAGE CORPORATION
                            (Seller)



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------

                            Date:
                                 -----------------------------------------------

     The undersigned,  as Depository,  hereby certifies that the above-described
account has been established  under Account Number              at the office of
                                                   ------------
the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                            -------------------------------------
                                         Depository



                            By:
                               -------------------------------------------------

                            Name:
                                 -----------------------------------------------

                            Title:
                                  ----------------------------------------------

                            Date:
                                 -----------------------------------------------

                                    EXHIBIT 8

                               SERVICING ADDENDUM

     Subsection 11.01 Seller to Act as Servicer.

     The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement, all applicable laws, rules and regulations and the terms of the Mortgage Loan Documents, and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement.

     Consistent with the terms of this Agreement, the Seller may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Seller's reasonable and prudent determination such waiver, modification, postponement or indulgence will cure a default by the Mortgagor or prevent a reasonable foreseeable default, and is not materially adverse to the Purchaser; provided, however, that the Seller shall not permit any waiver, modification, postponement or indulgence with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Seller shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Seller, the Purchaser shall furnish the Seller with any powers of attorney and other documents necessary or appropriate to enable the Seller to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Seller may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the Seller determines that such waiver would maximize recovery of Liquidation Proceeds for such Mortgage Loan, taking into account the value of such Prepayment Charge and the Mortgage Loan, and the waiver of such Prepayment Charge is standard and customary in servicing similar Mortgage Loans (including the waiver of a Prepayment Charge in connection with a refinancing of the Mortgage Loan related to a default or a reasonably foreseeable default) or (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors' rights or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by subsequent changes in applicable law. In no event shall the Seller waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default. If the Seller waives or does not collect all or a portion of a Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Seller, other than as provided above, the Seller shall deposit the amount of such Prepayment Charge (or such portion thereof as had been waived for deposit) into the Custodial Account at the time of such prepayment for distribution in accordance with the terms of this Agreement.

     The Servicer shall notify MERS of the ownership interest of Purchaser in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, Purchaser may direct Servicer to cause any MOM Loan to be deactivated from the MERS System or to change the Pool Field designation of a Mortgage Loan.

     In servicing and administering the Mortgage Loans, the Seller shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent mortgage loan servicing institutions and the Purchaser's reliance on the Seller.

     The Seller will furnish, with respect to each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.

     Subsection 11.02 Collection of Mortgage Loan Payments.

     Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Seller shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy or LPMI Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Seller shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     Subsection 11.03 Realization Upon Defaulted Mortgage Loans.

     (a) The Seller shall use its best efforts, consistent with the procedures that the Seller would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01. The Seller shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Seller shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the

Seller through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Seller shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Seller shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Seller shall notify the Purchaser in writing of the Seller's intention to do so, and the Seller shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice. The Seller shall notify the Purchaser in writing of the commencement of foreclosure proceedings and shall provide monthly reports to the Purchaser or its designee regarding the status of such Mortgage Loans from the time such Mortgage Loan becomes 90 days delinquent through the liquidation of such Mortgage Loan. The Seller shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

     (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Seller has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Seller shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Seller has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

               (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

               (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental  audit report contemplated by this Subsection
11.03 shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

     If the Seller determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Seller shall take such action as it deems to be in the best economic interest of the Purchaser; provided that the Seller shall not expend more than [$2,000] with respect to the foregoing without the consent of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Seller, subject to the Seller's right to be reimbursed therefor from the Custodial Account as provided in Section 11.05(v).

     (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Seller for any related unreimbursed Servicing Advances pursuant to Section 11.05(ii); second, to pay accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or if not in connection with a Final Recovery Determination, to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Seller as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Seller pursuant to Section 11.05(ii).

     Subsection 11.04 Establishment of Custodial Accounts; Deposits in Custodial
                      Accounts.

     The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 6.

     The Seller shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

          (i)  all  payments  on  account  of  principal,   including  Principal
     Prepayments received during the related Prepayment Period, on the Mortgage Loans;

          (ii) all payments on account of interest on the Mortgage Loans, including all Prepayment Charges received during the related Prepayment Period or payable pursuant to Section 11.01;

          (iii) all Liquidation Proceeds;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the loan documents or applicable law;

          (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Seller's normal servicing procedures, the loan documents or applicable law;

          (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03or 7.05 and all amounts required to be deposited by the Seller in connection with Subsection 7.04 or in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

          (vii) any amounts required to be deposited by the Seller pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Seller's own funds, without reimbursement therefor;

          (viii) any amounts required to be deposited by the Seller in connection with any REO Property pursuant to Subsection 11.13;

          (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19, 11.20 or 11.25; and

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Subsection 11.01, need not be deposited by the Seller in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Seller and the Seller shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Subsection 11.05(iii). The Seller shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

     If the balance on deposit in the Custodial Account exceeds $100,000 (other than any Buydown Funds not yet due to the Purchaser) as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Seller shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.

     Subsection 11.05 Permitted Withdrawals From the Custodial Account.

     The Seller may, from time to time, withdraw from the Custodial Account for the following purposes:

          (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

          (ii) to reimburse itself for unreimbursed Servicing Advances, the Seller's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Seller from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Seller's right thereto shall be prior to the rights of the Purchaser, except that, where the Seller is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03 or 7.05, the Seller's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Section 7.03 or 7.05 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

          (iii) to pay to itself pursuant to Subsection 11.22 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution
     Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

          (iv) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03 or 7.05 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

          (v) to pay, or to reimburse itself for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable;

          (vi) to clear and terminate the Custodial Account on the termination of this Agreement.

     The Seller shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii) - (v) above.

     Subsection  11.06  Establishment  of Escrow  Accounts;  Deposits  in Escrow
                        Accounts.

     The Seller shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 7.

     The Seller shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Seller shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Seller shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Seller shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Subsection 11.07 Permitted Withdrawals From Escrow Account.

     Withdrawals from the Escrow Account may be made by the Seller (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Seller for any Servicing Advance made by the Seller with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Seller, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Subsection 11.08 Payment of Taxes, Insurance and Other Charges; Maintenance
                      of   Primary   Insurance   Policies   and  LPMI  Policies;
                      Collections Thereunder.

     (a) With respect to each Mortgage Loan, the Seller shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy and LPMI Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Seller in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Seller shall determine that any such payments are made by the Mortgagor at the time they first become due. The Seller assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make Servicing Advances to effect such payments and such amounts shall not be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. The obligation of the Seller to make such Servicing Advances is mandatory, notwithstanding any other provision of this Agreement, and, with respect to any Mortgage Loan or REO Property, shall continue until a

Final Recovery Determination in connection therewith; provided that, notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder by the Seller if such Servicing Advance would, if made, constitute a nonrecoverable Servicing Advance. The determination by the Seller that it has made a nonrecoverable Servicing Advance or that any proposed Servicing Advance, if made, would constitute a nonrecoverable Servicing Advance, shall be evidenced by an Officers' Certificate delivered to the Purchaser.

     The Seller shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Insurance Policy in effect on the related Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy or LPMI Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy or LPMI Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.19, the Seller shall promptly notify the insurer under the related Primary Insurance Policy or LPMI Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy or LPMI Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy or LPMI Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy or LPMI Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 11.04, any amounts collected by the Seller under any Primary Insurance Policy or LPMI Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.

     Subsection 11.09 Transfer of Accounts.

     The Seller may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

     Subsection 11.10 Maintenance of Hazard Insurance.

     In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself and the Purchaser, claims to the insurer under any hazard insurance policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any hazard insurance policy. The Seller shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis and (ii) the outstanding principal balance of the Mortgage Loan plus, with respect to any Second Lien Mortgage Loan, the outstanding principal balance of the First Lien Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the Seller will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan and (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Seller also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the Mortgage Loan plus, with respect to any Second Lien Mortgage Loan, the outstanding principal balance of the First Lien Mortgage Loan, at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Subsection 11.04, any amounts collected by the Seller under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Seller's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. Any cost incurred by the Seller in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Seller or the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Seller, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Seller. The Seller shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Seller shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

     Subsection 11.11 Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Seller shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:X insuring against hazard losses on all Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Seller shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Seller shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as servicer of the Mortgage Loans, the Seller agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. The Seller shall deliver to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

     Subsection 11.12 Fidelity Bond, Errors and Omissions Insurance.

     The Seller shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of Fannie Mae and Freddie Mac if the Seller were servicing the Mortgage Loans for Fannie Mae or Freddie Mac, as the case may be, on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Seller against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond and errors and omissions insurance policy shall also protect and insure the Seller against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Seller from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Sellers' and Servicers' Guide if the Seller were servicing the Mortgage Loans for Fannie Mae or Freddie Mac, as the case may be. Upon request of the Purchaser, the Seller shall cause to be delivered to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser. The Seller shall provide copies of the fidelity bond and insurance policy at each renewal of such policy.

     Subsection 11.13 Title, Management and Disposition of REO Property.

     In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Seller from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

     The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of within three years or such other period as may be permitted under
Section 860G(a)(8) of the Code.

     With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non-interest bearing demand account, unless an Opinion of Counsel is obtained by the Seller to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the Custodial Account Letter Agreement attached as Exhibit 6 hereto. An original of such letter agreement shall be furnished to any Purchaser upon request.

     The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

     The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Seller, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Subsection 5.01.

     Subsection 11.14 Distributions.

     On each Distribution Date, the Seller shall distribute to the Purchaser all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Section 11.05; minus (ii) any amounts attributable to Principal Prepayments received after the last day of the calendar month immediately preceding the related Distribution Date, (iii) any amounts attributable to Monthly Payments collected but due on a Due Date or Dates subsequent to the preceding Determination Date and (iv) any Buydown Funds held for distribution to the Purchaser on a subsequent Distribution Date.

     All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Seller or by check mailed to the address of the Purchaser.

     With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Seller to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following the day such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller.

     Subsection 11.15 Remittance Reports.

     (a) No later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser or its designee a computer tape containing, and a hard copy of, monthly data in a form mutually acceptable to the Purchaser and the Seller. On the Business Day following each Determination Date, the Seller shall deliver to the Purchaser or its designee by telecopy (or by such other means as the Seller and the Purchaser may agree from time to time) a computer tape containing, and a hard copy of, the determination data with respect to the related Distribution Date, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions. On the same date, the Seller shall forward to the Purchaser by overnight mail a computer readable magnetic tape containing the information set forth in the Remittance Report with respect to the related Distribution Date.

     (b) In addition, no later than the fifth Business Day of each month, the Seller shall furnish to the Purchaser or its designee an electronic copy and hard copy of the surveillance data set forth on Schedule A attached hereto.

     Subsection 11.16 Statements to the Purchaser.

     Not later than fifteen days after each Distribution Date, the Seller shall forward to the Purchaser or its designee a statement prepared by the Seller, in the form of Fannie Mae's Guaranteed Mortgage Pass-Through Program, setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05.

     In addition, not more than sixty days after the end of each calendar year, the Seller shall furnish to each Person who was the Purchaser at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) a listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

     The Seller shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Seller shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

     Subsection 11.17 Real Estate Owned Reports.

     Together with the statement furnished pursuant to Subsection 11.13, with respect to any REO Property, the Seller shall furnish to the Purchaser a statement (in a form mutually agreeable to the Purchaser and the Seller) covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Subsection 11.18 Liquidation Reports.

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Seller shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property in support of any action taken by the Seller in regard to such liquidation.

     Subsection 11.19 Assumption Agreements.

     The Seller shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Seller shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy or LPMI Policy, if any. If the Seller reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Seller shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where applicable law requires a release of the Mortgagor, the Seller, with the prior written consent of the insurer under the Primary Insurance Policy or LPMI Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

     In connection with any such assumption or substitution of liability, the Seller shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Seller shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Seller for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Subsection 11.04.

     Notwithstanding the foregoing paragraphs of this subsection or any other provision of this Agreement, the Seller shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Seller may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Subsection 11.20 Satisfaction of Mortgages and Release of Mortgage Files.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Seller of a notification that payment in full will be escrowed in a manner customary for such purposes, the Seller will immediately notify the Purchaser by a certification of a servicing officer of the Seller (a "Servicing Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Seller and the Seller shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

     In the event the Seller satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Seller, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Seller shall maintain the fidelity bond insuring the Seller against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy or LPMI Policy, the Purchaser shall, upon request of the Seller and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Seller. Such servicing receipt shall obligate the Seller to return the related Mortgage documents to the Purchaser when the need therefor by the Seller no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Seller has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Seller.

     Subsection 11.21 Reserved.

     Subsection 11.22 Servicing Compensation.

     As compensation for its services hereunder, the Seller shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Seller's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in
Section 11.19, and late payment charges or otherwise shall be retained by the Seller to the extent not required to be deposited in the Custodial Account. The Seller shall not be permitted to retain any portion of the Prepayment Charges collected on the Mortgage Loans, which Prepayment Charges shall be remitted to the Purchaser. The Seller shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

     Subsection 11.23 Statement as to Compliance.

     (a) The Seller will deliver to the Purchaser not later than March 1st of each year, an Officers' Certificate (each, an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Seller during the preceding year and of performance under this Agreement has been made under such officers' supervision and (ii) to the best of such officers' knowledge, based on such review, the Seller has fulfilled all of its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

     (b) The Seller shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Seller or any of its officers, directors, agents or affiliates of its obligations under this Subsection 11.23 and Subsection 11.24 or the negligence, bad faith or willful misconduct of the Seller in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Seller agrees that it shall contribute to the amount paid or payable by the Master Servicer as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer on the one hand and the Seller on the other in connection with a breach of the Seller's obligations under this Subsection 11.23 and Subsection 11.24 or the Seller's negligence, bad faith or willful misconduct in connection therewith.

     Subsection 11.24 Independent Public Accountants' Servicing Report.

     With respect to any Mortgage Loan for which a report on assessment of compliance and attestation is not provided in accordance with Section 13.05, not later than March 1st of each year, the Seller at its expense shall cause a firm of independent public accountants (which may also render other services to the Seller) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans.

     Subsection 11.25 Notification of Adjustments.

     On each Adjustment Date, the Seller shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Seller shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Seller also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Seller's methods of implementing such interest rate adjustments. Upon the discovery by the Seller or the Purchaser that the Seller has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Seller shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

     Subsection 11.26 Access to Certain Documentation.

     The Seller shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Seller required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Seller. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Seller by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Seller.

     Subsection 11.27 Reports and Returns to be Filed by the Seller.

     The Seller shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

     Subsection 11.28 Compliance with REMIC Provisions.

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.

     Subsection 11.29 [Application of Buydown Funds.

     With respect to each Buydown Mortgage Loan, the Seller shall segregate and hold all Buydown Funds in the Custodial Account separate and apart from the Seller's funds and general assets.

     With respect to each Buydown Mortgage Loan, the Seller shall have deposited into the Custodial Account, no later than the Closing Date, Buydown Funds in an amount equal to the aggregate undiscounted amount of payments that, when added to the amount the Mortgagor on such Mortgage Loan is obligated to pay on all Due Dates in accordance with the terms of the Buydown Agreement, is equal to the full scheduled Monthly Payments which are required to be paid by the Mortgagor under the terms of the related Mortgage Note (without regard to the related Buydown Agreement as if the Mortgage Loan were not subject to the terms of the Buydown Agreement). With respect to each Buydown Mortgage Loan, the Seller will distribute to the Purchaser on each Distribution Date an amount of Buydown Funds equal to the amount that, when added to the amount required to be paid on such date by the related Mortgagor, pursuant to and in accordance with the related Buydown Agreement, equals the full Monthly Payment that would otherwise be required to be paid on such Mortgage Loan by the related Mortgagor under the terms of the related Mortgage Note (as if the Mortgage Loan were not a Buydown Mortgage Loan and without regard to the related Buydown Agreement).

     If the Mortgagor on a Buydown Mortgage Loan defaults on such Mortgage Loan during the Buydown period and the Mortgaged Property securing such Buydown Mortgage Loan is sold in the liquidation thereof (either by the Seller or the insurer under any related Primary Insurance Policy) the Seller shall, on the Distribution Date following the date upon which Liquidation Proceeds or REO Disposition Proceeds are received with respect to any such Buydown Mortgage Loan, distribute to the Purchaser all remaining Buydown Funds for such Mortgage Loan then remaining in the Custodial Account. Pursuant to the terms of each Buydown Agreement, any amounts distributed to the Purchaser in accordance with the preceding sentence will be applied to reduce the outstanding principal balance of the related Buydown Mortgage Loan. If a Mortgagor on a Buydown Mortgage Loan prepays such Mortgage Loan in its entirety during the related

Buydown Period, the Seller shall be required to withdraw from the Custodial Account any Buydown Funds remaining in the Custodial Account with respect to such Buydown Mortgage Loan in accordance with the related Buydown Agreement. If a Principal Prepayment by a Mortgagor on a Buydown Mortgage Loan during the related Buydown Period, together with any Buydown Funds then remaining in the Custodial Account related to such Buydown Mortgage Loan, would result in a Principal Prepayment in full, the Seller shall distribute to the Purchaser on the Distribution Date occurring in the month immediately succeeding the month in which such Principal Prepayment is received, all Buydown Funds related to such Mortgage Loan so remaining in the Custodial Account.]

     Subsection 11.30 Superior Liens.

     With respect to each Second Lien Mortgage Loan, the Seller shall, for the protection of the Purchaser's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Seller shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     If the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take whatever actions are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Code. The Seller shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Seller determines that such Servicing Advance is in the best interests of the Purchaser. The Seller shall not make such a Servicing Advance except to the extent that it determines in its reasonable good faith judgment that such advance will be recoverable from Liquidation Proceeds on the related Mortgage Loan. The Seller shall thereafter take such action as is necessary to recover the amount so advanced.

     Subsection   11.31   Subservicing   Agreements   Between   the  Seller  and
                          Subservicers.

     The Seller, as servicer, may arrange for the subservicing of any Mortgage Loan by a Subservicer pursuant to a Subservicing Agreement; provided that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Each Subservicer shall be (i) authorized to transact business in the state or states where the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement and (ii) a Freddie Mac or Fannie Mae approved mortgage servicer. Notwithstanding the provisions of any
Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Seller or a Subservicer or reference to actions taken through the Seller or otherwise, the Seller shall remain obligated and liable to the Purchaser and its successors and assigns for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Seller alone were servicing and administering the Mortgage Loans. Every Subservicing Agreement entered into by the Seller shall contain a provision giving the successor servicer the option to terminate such agreement in the event a successor servicer is appointed. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as an agent of the Seller with the same force and effect as if performed directly by the Seller.

     For purposes of this Agreement, the Seller shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to the Seller.

     Subsection 11.32 Successor Subservicers.

     Any Subservicing Agreement shall provide that the Seller shall be entitled to terminate any Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Subsection 11.31. Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by any successor to the Seller without fee, in accordance with the terms of this Agreement, in the event that the Seller (or any successor to the Seller) shall, for any reason, no longer be the servicer of the related Mortgage Loans (including termination due to an Event of Default).

     Subsection  11.33  No  Contractual  Relationship  Between  Subservicer  and
                        Purchaser.

     Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer and the Seller alone and the Purchaser shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Subsection 11.31.

     Subsection  11.34  Assumption or Termination of  Subservicing  Agreement by
                        Successor Servicer.

     In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Seller hereunder by a successor servicer pursuant to Section 16 of this Agreement, it is understood and agreed that the Seller's rights and obligations under any Subservicing Agreement then in force between the Seller and a Subservicer shall be assumed simultaneously by such successor servicer without act or deed on the part of such successor servicer; provided, however, that any successor servicer may terminate the Subservicer.

     The Seller shall, upon the reasonable request of the Purchaser, but at its own expense, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

                                   SCHEDULE A

                                SURVEILLANCE DATA

Name                       Type                      Definition

LoanNo                     Double                    Servicer Loan Number
BPOSource                  Text                      Source description of BPO value
BPODt                      Date/Time                 Date of BPO source
BPOValue                   Currency                  BPO value
CurrBal                    Currency                  Current UPB
Rt                         Double                    Current Interest Rate
PI                         Currency                  Current Principal and Interest Payment
TI                         Currency                  Current Escrow Payment
PITI                       Currency                  Current total mothly payment
DueDt                      Date/Time                 Date of next payment due
EscrowBal                  Currency                  Escrow funds collected from mortgagor, not yet disbursed
EscrowAdv                  Currency                  Escrow Advance Amount
SuspBal                    Currency                  Suspense Balance - unapplied funds
CorpAdv                    Currency                  Corporate advance balance
LCBal                      Currency                  Late Charges unpaid
PoolSchBal                 Currency                  Current UPB per Citi GL
PoolSchDue                 Date/Time                 Due date per Citi
LastPmtRcd                 Date/Time                 Last payemnt received date
FPIndicator                Text                      Force placed insurance indicator
FB_Start_Date              Date/Time                 Forebearance plan start date
FB_End_Date                Date/Time                 Forebearance plan end date
FB_Due_Date                Date/Time                 Forebearance plan next payment due date
FB_PI                      Currency                  Forebearance plan principal and interest payment
LossMitStatus              Text                      Loss mitigation status
ProcessStop                Text                      Process stop code
PersonCode                 Text                      Person code
OthLienBal                 Currency                  Other Lien Balance
Reason For Default         Text                      Stated reason for payment default
RFD Date                   Date/Time                 Date reason for default was obtained from mortgagor
Servicer File Date         Date/Time                 Cutoff date of servicer file
Current Occupancy Status   Text                      Current occupancy status
Property Condition         Text                      Property Conditon
Last Inspection Date       Date/Time                 Date of last property inspection
FCData
FC Status                  Text                      Status of FC proceeding
Start_Date                 Date/Time                 Start date of FC process
Referral_Date              Date/Time                 Date file referred to Attorney
First_Legal_Date           Date/Time                 Date complaint was filed
Judgement_Date             Date/Time                 Date judgement was entered
Publication_Date           Date/Time                 Date of sale date publication
ProjSale_Date              Date/Time                 Projected date of foreclosure sale
Sale_Date                  Date/Time                 Actual date that foreclosrue sale is held
Redemption_Exp_Date        Date/Time                 Date redemption will expire
FC_Results                 Text                      Foreclosure sale results
FC_Bid_Amount              Double                    Approved foreclosure bid amount
REOData
SubServicerID              Text                      REO servicer identification
AcqDt                      Date/Time                 Date REO servicer acquired loan

                                      -21-

REO Loan Number            Text                      REO servicer loan number
ClosDt                     Date/Time                 Date closing held
ContDt                     Date/Time                 Date of sales contract
CurListDt                  Date/Time                 Date that current list price became effective
CurListPx                  Double                    Amount of current list price
EstClosDt                  Date/Time                 Estimated sales closing date
EvictStart                 Date/Time                 Date eviction began
HazClaimAmt                Double                    Current hazard claim amount
HazClaimSubDt              Date/Time                 Date current hazzard claim was submitted
InitBPOAsIs                Double                    Initial BPO as is value
InitBPOAsRep               Double                    Initial BPO repaired value
InitBPOCTC                 Double                    Initial BPO cost to cure/repair amount
InitBPORecDt               Date/Time                 Initial BPO received date
LastBPOAsIs                Double                    Last BPO as is value
LastBPOAsRep               Double                    Last BPO repaired value
LastBPOCTC                 Double                    Last BPO cost to cure/repair amount
LastBPORecDt               Date/Time                 Last BPO received date
LastListPxReduc            Date/Time                 Date of last list price reduction
MarketStrategy             Text                      Current market strategy, repaired/as is
MinSalesPrice              Double                    Authorized minimum sales price
MktComments                Text                      Marketing comments in regard to subject property
NetSalePx                  Double                    Net Sales Price
OccupancyStatus            Text                      Occupancy status
OffAccDt                   Date/Time                 Date offer was accepted
OfferAcceptedAmt           Double                    Amount of offer accepted/gross
OfferAcceptedAmtNet        Double                    Amount of offer accepted/net
OrigListDt                 Date/Time                 Original listing date
OrigListPx                 Double                    Original listing price
RedemptDt                  Date/Time                 Date redemption occurred
RepairStatus               Text                      Stage/status of repairs authorized
SalePx                     Double                    Final gross sales price
REO Status                 Text                      Status of REO
UPB at FC Sale             Double                    UPB on date of foreclosure sale
VacateDt                   Date/Time                 Date property was vacated
AnticipatedMarketTime      Double                    Estimated number of days to market before sale
BrokerLastName             Text                      List broker last name
BrokerFirstName            Text                      List broker first name
StaticData
OldLoanNo                  Double                    Prior servicer loan number
InvLnNo                    Double                    Investor loan number
Lname                      Text                      Last name of primary borrower
Fname                      Text                      First name of primary borrower
Addr                       Text                      Property street address
City                       Text                      Property city
ST                         Text                      Property state
Zip                        Text                      Property zip code
County                     Text                      Property County
PropType                   Text                      Mortgaged property type
NoUnits                    Long Integer              Multi Unit - number of units
Purp                       Text                      Purpose of subject purchase
NoteType                   Text                      Loan Note type
LienPos                    Text                      Lien position
OrigBal                    Currency                  Original principal balance
OrigLTV                    Double                    Original loan to value ratio

                                      -22-

OrigAppr                   Currency                  Original appraisal value
OrigApprDate               Date/Time                 Original appraisal date
1stPayDt                   Date/Time                 First payment due date
MatDt                      Date/Time                 Loan maturity date
OrigDt                     Date/Time                 Loan origination date
OrigTerm                   Long Integer              Original loan term/months
SalesPrc                   Currency                  Subject sale price
Orig Occup                 Text                      Original Occupancy Status
OwnType                    Text                      Owner Type
PMIIns                     Text                      PMI indicator
PMICertif                  Text                      PMI certificate number
PMIPct                     Double                    PMI coverage percentage
ModFlag                    Text                      Modification indicator
ModDate                    Date/Time                 Modification date
AssumableIndicator         Text                      Assumable loan indicator
AssumedDate                Date/Time                 Assumption date
PPPenalty                  Text                      Prepayment penalty indicator
PPP Expiration Date        Date/Time                 Prepayment penalty termination date
PPP Estimated Amount       Currency                  Estimated prepayment penalty amount
AdjRtCd                    Text                      Adjustable Rate Code
BallCd                     Text                      Balloon loan indicator
NegAmCd                    Text                      Negative amortization code
BKData
BK Status                  Text                      Bankruptcy status
CaseNo                     Text                      Bankruptcy case number
FilingDt                   Date/Time                 Bankruptcy filing date
Chapter                    Text                      Bankruptcy chapter filed
PlanPayment                Double                    Plan payment amount
MFRFiledDt                 Date/Time                 Motion for relief filed date
MFRHearingDt               Date/Time                 Motion for relief hearing date
GrantedDt                  Date/Time                 Date motion for relief was granted
DischargeDt                Date/Time                 Date Bankruptcy was discharged
DismissalDt                Date/Time                 Date Bankruptcy was dismissed
PostPetDueDt               Date/Time                 Post petition current due date
PostPet1stDueDt            Date/Time                 First post petition payment date due
PlanDueDt                  Date/Time                 Pre petiton due date
PlanStartDt                Date/Time                 Confirmed plan start date
PlanEndDt                  Date/Time                 Plan completed date
Cash
ServicerID                 Text                      Master servicer ID
MMYY_Tot_Remit             Currency                  Total cash remitted for loan
MMYY_Prin                  Currency                  principal remitted
MMYY_Int                   Currency                  interest remitted
MMYY_RecovAdv              Currency                  advances recovered remitted
MMYY_RecovEsc              Currency                  escrow advances recovered remitted
MMYY_Tot_Coll              Currency                  total collections on loan
MMYY_SuspColl              Currency                  suspense collected
MMYY_OtherColl             Currency                  other collections
CorpAdvance
Amount                     Currency                  Amount of corporate advance paid
Date                       Date/Time                 Date corporate advance was paid
Type                       Text                      Corporate advance type code

                                      -23-

Cost Description           Text                      Description of corporate advance paid
ServicerFileDate           Text                      Date of servicer file
Liquidation
Liquidation Date           Date/Time                 Date loan liquidated
Liquidation Proceeds       Currency                  Liquidation amount
Liquidation Type           Text                      Liquidation type

                                    EXHIBIT 9

                  FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT

     THIS  ASSIGNMENT AND  RECOGNITION  AGREEMENT,  dated              ,  200  ,
                                                          ------------       --
("Agreement")   among   Citigroup   Global   Markets   ---------   Realty  Corp.
("Assignor"),                              ("Assignee")  and  HomeBanc  Mortgage
               -------------------------
Corporation (the "Company"):

     For and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

                            Assignment and Conveyance

     1. The Assignor hereby conveys, sells, grants, transfers and assigns to the Assignee (x) all of the right, title and interest of the Assignor, as purchaser, in, to and under (a) those certain Mortgage Loans listed as being originated by the Company on the schedule (the "Mortgage Loan Schedule") attached hereto as Exhibit A (the "Mortgage Loans") and (b) except as described below, that certain Master Mortgage Loan Purchase and Interim Servicing Agreement dated as of December 1, 2006, as amended (the "Purchase Agreement"), between the Assignor, as purchaser (the "Purchaser"), and the Company, as seller, solely insofar as the Purchase Agreement relates to the Mortgage Loans and (y) other than as provided below with respect to the enforcement of representations and warranties,  none  of  the  obligations  of  the  Assignor  under  the  Purchase
Agreement.

     The Assignor specifically reserves and does not assign to the Assignee hereunder any and all right, title and interest in, to and under and any obligations of the Assignor with respect to the servicing rights or any mortgage loans subject to the Purchase Agreement which are not the Mortgage Loans set forth on the Mortgage Loan Schedule and are not the subject of this Agreement.

     The Assignor and the Assignee each hereby retain the right to enforce the representations and warranties set forth in Subsection 7.01 and Subsection 7.02 with respect to the Company and the Mortgage Loans against the Company; provided, however, that in no event shall the Company be required to pay the Repurchase Price with respect to any Mortgage Loan more than once in connection with the repurchase of a Mortgage Loan pursuant to Subsection 7.03, 7.04 or 7.05 of the Purchase Agreement. In addition, the right to require the Company to repurchase a Mortgage Loan shall be exercised solely the Assignee, its successors and assigns.

                           Recognition of the Company

     2. [For Securitization Transactions include this sentence: From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this Agreement to
                                (the "Trust")  created pursuant to a Pooling and
-------------------------------
Servicing   Agreement,   dated  as  of                 ,   200    (the  "Pooling
                                        --------------        --
Agreement"), among the Assignee, the Assignor,                     ,  as trustee
                                               -------------------
(including  its  successors  in interest and any  successor  trustees  under the

Pooling  Agreement,  the  "Trustee"),                           ,   as  servicer
                                        -----------------------
(including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer").] The Company hereby acknowledges and agrees that from and after the date hereof (i) the [Trust][Assignee] will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the [Trust][Assignee] for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the [Assignee][Trust (including the Trustee and the Servicer acting on the Trust's behalf)] shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the [Assignee] [Trust (including the Trustee and the Servicer acting on the Trust's behalf)]. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the [Assignee][Trustee.]

                  Representations and Warranties of the Company

     3. The Company warrants and represents to the Assignor, the Assignee [and the Trust] as of the date hereof that:

     (a) The Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

     (b) The Company has full power and authority to execute, deliver and perform its obligations under this Agreement and has full power and authority to perform its obligations under the Purchase Agreement. The execution by the Company of this Agreement is in the ordinary course of the Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of the Company's charter or bylaws or any legal restriction, or any material agreement or instrument to which the Company is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Company or its property is subject. The execution, delivery and performance by the Company of this Agreement have been duly authorized by all necessary corporate action on part of the Company. This Agreement has been duly executed and delivered by the Company, and, upon the due authorization, execution and delivery by the Assignor and the Assignee, will constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

     (c) No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by the Company in connection with the execution, delivery or performance by the Company of this Agreement; and

     (d) There is no action, suit, proceeding or investigation pending or threatened against the Company, before any court, administrative agency or other tribunal, which would draw into question the validity of this Agreement or the Purchase Agreement, or which, either in any one instance or in the aggregate, would result in any material adverse change in the ability of the Company to perform its obligations under this Agreement or the Purchase Agreement, and the Company is solvent.

     Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee [and the Trust,] that the representations and warranties set forth in Subsections 7.01 and 7.02 of the Purchase Agreement, are true and correct as of the date hereof as if such representations and warranties were made on the date hereof except that the representation and warranty set forth in Subsection 7.02(i) shall, for purposes of this Agreement, relate to the Mortgage Loan Schedule attached hereto.

    [Additional Representations and Warranties Necessary for Securitization]

              Remedies for Breach of Representations and Warranties

     4. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee [and the Trust (including the Trustee and the Servicer acting on the Trust's behalf)] in connection with any breach of the representations and warranties made by the Company set forth in Sections 3 and 4 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).

                                  Miscellaneous

     5. This Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     6. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced[, with the prior written consent of the Trustee].

     7. This Agreement shall inure to the benefit of [(i)] the successors and assigns of the parties hereto [and (ii) the Trust (including the Trustee and the Servicer acting on the Trust's behalf)]. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall, without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively, hereunder.

     8. Each of this Agreement and the Purchase Agreement shall survive the conveyance of the Mortgage Loans and the assignment of the Purchase Agreement (to the extent assigned hereunder) by Assignor to Assignee [and by Assignee to the Trust] and nothing contained herein shall supersede or amend the terms of the Purchase Agreement.

     9. This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     10. In the event that any provision of this Agreement conflicts with any provision of the Purchase Agreement with respect to the Mortgage Loans, the terms of this Agreement shall control.

     11. Capitalized terms used in this Agreement (including the exhibits hereto) but not defined in this Agreement shall have the meanings given to such terms in the Purchase Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                            CITIGROUP GLOBAL MARKETS REALTY CORP.



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Its:
                                 -----------------------------------------------



                            HOMEBANC MORTGAGE CORPORATION



                            By:
                               -------------------------------------------------
                            Name:
                                 -----------------------------------------------
                            Its:
                                 -----------------------------------------------

                                   EXHIBIT 10

                        FORM OF INDEMNIFICATION AGREEMENT

     Indemnification Agreement dated as of _________ __, 200__ (the "Agreement")
between                   (the   "Company")   and                           (the
        -----------------                         -------------------------
"Depositor").

     Reference is made to the issuance of                     , Series         ,
                                          --------------------         --------
Asset-Backed  Certificates  (the  "Certificates"),  pursuant  to a  Pooling  and
Servicing  Agreement,  dated as of                   (the "Pooling and Servicing
                                    ---------------
Agreement"),  among the  Depositor  as  depositor,                     as master
                                                    -----------------
servicer and                         as trustee (the  "Trustee").  The Depositor
              ---------------------
will sell certain of the Certificates to                 (the "Underwriter") for
                                         ---------------
offer  and sale  pursuant  to the  terms  of an  Underwriting  Agreement,  dated
              ,       (the "Underwriting Agreement"),  between the Depositor and
--------------   ----
the Underwriter. Further reference is made to the Master Mortgage Loan Purchase and Interim Servicing Agreement, (the "Purchase Agreement") dated as of
            , 20   between the Company and Citigroup Global Markets Realty Corp.
------------    --
("CGMRC") which agreement was assigned to the Depositor pursuant to the terms of
the  Assignment as Recognition  Agreement  dated as of        among the Company,
                                                       ------
            and CGMRC. Capitalized terms not otherwise defined herein shall have
-----------
the meanings set forth in the Pooling and Servicing Agreement.

     Reference  is  also  made  to  the  information  provided  by
                                                                    ------------
contained in the  Prospectus  Supplement,  including any supplement or amendment
thereto, under the caption, "The  Originators--              "  and "          "
                                               --------------        ----------
(the "Company Information").

     1. Pursuant to Section 12 of the Purchase Agreement:

     (a) Company (also referred to herein as the "Indemnifying Party") agrees to indemnify and hold harmless the Underwriter, the Depositor and each of their directors and officers and affiliates and each person, if any, who controls the Underwriter or the Depositor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (the "Indemnified Party"), against any and all actual losses, claims, expenses, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement or alleged untrue statement of any material fact contained in the Company Information or omission or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact) or (y) any material misstatement or omission or alleged material misstatement or omission contained in the Prospectus Supplement regarding information or statistics therein regarding the Mortgage Loans based on information correctly derived by the Depositor or its affiliates and included in the Prospectus Supplement from information actually provided to the Depositor or its affiliates by Company; and will reimburse any such reasonable legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Company may otherwise have.

     (b) Promptly after receipt by the Indemnified Party under this Section 1 of notice of the commencement of any action described therein, the Indemnified Party will, if a claim in respect thereof is to be made against the Indemnifying Party under this Section 1, notify the Indemnifying Party of the commencement thereof, but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified Party (a) under this Agreement except to the extent that the omission to notify the Indemnifying Party with respect to this Agreement materially adversely affects the Indemnifying Party's ability to perform under this Agreement or (b) otherwise than under this Agreement. In case any such action is brought against the Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party (who shall not, except with the consent of the Indemnified Party, be counsel to the Indemnifying Party), and, after notice from the Indemnifying Party to the Indemnified Party under this Section 1, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

     The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the employment thereof has been specifically authorized by the Indemnifying Party in writing; (ii) the Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party and in the reasonable judgment of such counsel it is advisable for the Indemnified Party to employ separate counsel; (iii) a conflict or potential conflict exists (based on advice of counsel to the Indemnified Party) between the Indemnified Party and the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iv) the Indemnifying Party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Indemnified Party, in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for the Indemnified Party, which firm shall be designated in writing by the Depositor or any of the Depositor's directors, officers or controlling persons.

     The Indemnified Party, as a condition of the indemnity agreements contained in Section 1(a) and Section 1(b), shall use its best efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability (to the extent set forth in Section 1(a) or Section 1(b) as applicable) by reason of such settlement or judgment.

     2. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed by registered mail, postage prepaid, or transmitted by facsimile and confirmed
by similar mailed writing as follows: (i) if to Company:                 , [  ],
                                                         ----------------   --
Attention:      [  ],      and      (ii)      if     to      the      Depositor:
                 --
                                    ,   Facsimile  (   )     -    ,   Attention:
------------------------------------                ---   --- ----
Legal. Any party hereto may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section for the giving of notice.

     3. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute one instrument.

     4. This Agreement shall be construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, the Depositor and Company have caused their names to be signed by their respective officers thereunto duly authorized as of the date first above written.

                                    -------------------------------



                                    By:
                                        ---------------------------
                                    Name:
                                    Title:



                                    -------------------------------


                                   By:
                                       ----------------------------
                                   Name:
                                   Title

                                   EXHIBIT 11

                          FORM OF ANNUAL CERTIFICATION

     Re: The [ ] agreement dated as of [ , 200[ ] (the "Agreement"), among [IDENTIFY PARTIES]

     I,                                       ,  the                          of
         -------------------------------------        -----------------------
HOMEBANC MORTGAGE CORPORATION (the "Company") and, in such capacity, the officer in charge of the Company's responsibility on Exhibit 12 to the Agreement. I hereby certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          1. I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB (the "Attestation Report"), and all other data, servicing reports, officer's certificates and information relating to the performance of the Company under the terms of the Agreement and the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          2. Based on my knowledge, the reports and information comprising the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading as of the period covered by, or the date of such reports or information or the date of this certification;

          3. Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          4. I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          5. The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or

     Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. The Servicing Assessment and the Attestation Report cover all items of the servicing criteria identified on Exhibit 12 to the Agreement as applicable to the Company. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports. The following material instances of noncompliance identified in the Servicing Assessment and the Attestation Report relate to the performance or obligations of the
     Company under the Agreement:              (if none, state "None.")
                                  ------------


                                      Date:
                                            ------------------------------------


                                      By:
                                         ---------------------------------------
                                      Name:
                                      Title:

                                   EXHIBIT 12

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

          The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":

--------------------------------------------------------------------------------------------------- ------------------
                                                                                                       APPLICABLE
                                                                                                        SERVICING
                                        SERVICING CRITERIA                                              CRITERIA
--------------------------------------------------------------------------------------------------- ------------------
     Reference                                         Criteria
-------------------- ------------------------------------------------------------------------------ ------------------

                                           General Servicing Considerations
--------------------                                                                                ------------------

--------------------                                                                                ------------------
1122(d)(1)(i)        Policies and procedures are instituted to monitor any performance or other             X
                     triggers and events of default in accordance with the transaction agreements.
--------------------                                                                                ------------------
1122(d)(1)(ii)                                                                                              X
                     If any  material  servicing  activities  are  outsourced  to  third  parties,
                     policies  and   procedures  are  instituted  to  monitor  the  third  party's performance and compliance with such servicing activities.
--------------------                                                                                ------------------
                                                                                                            X
                     Any  requirements  in  the  transaction  agreements  to  maintain  a  back-up
1122(d)(1)(iii)      servicer for the mortgage loans are maintained.
--------------------                                                                                ------------------
                                                                                                            X
                     A fidelity bond and errors and omissions policy is in
                     effect on the party participating in the servicing function throughout the reporting period in the amount of coverage
                     required by and otherwise in accordance with the
1122(d)(1)(iv)       terms of the transaction agreements.
--------------------                                                                                ------------------

                                          Cash Collection and Administration
--------------------                                                                                ------------------
1122(d)(2)(i)                                                                                               X
                     Payments on mortgage loans are deposited into the appropriate  custodial bank accounts and related bank  clearing  accounts no more than two business  days following receipt,  or such other number of days specified in the transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Disbursements  made  via wire  transfer  on  behalf  of an  obligor  or to an
1122(d)(2)(ii)       investor are made only by authorized personnel.
--------------------                                                                                ------------------
                                                                                                            X
                     Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees
                     charged for such advances, are
1122(d)(2)(iii)      made, reviewed and approved as specified in the transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     The related accounts for the transaction, such as cash
                     reserve accounts or accounts established as a form of
                     overcollateralization, are separately maintained (e.g.,
                     with respect to commingling of cash) as set forth in the
1122(d)(2)(iv) transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                     agreements. For purposes of this criterion, "federally
                     insured depository institution" with respect to a foreign
                     financial institution means a foreign financial institution that
1122(d)(2)(v)        meets the requirements of Rule 13k-1(b)(1) of the Securities
                     Exchange Act.
--------------------                                                                                ------------------
                                                                                                            X
1122(d)(2)(vi)       Unissued checks are safeguarded so as to prevent unauthorized access.
--------------------                                                                                ------------------
                                                                                                            X
                     Reconciliations are prepared on a monthly basis for all
                     asset-backed securities related bank accounts, including
                     custodial accounts and related bank clearing accounts.
                     These reconciliations are (A) mathematically accurate; (B)
                     prepared within 30 calendar days after the bank statement
                     cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by


--------------------------------------------------------------------------------------------------- ------------------
                                                                                                       APPLICABLE
                                                                                                        SERVICING
                                        SERVICING CRITERIA                                              CRITERIA
--------------------------------------------------------------------------------------------------- ------------------

                     someone other than the person who prepared the
                     reconciliation; and (D) contain explanations for
                     reconciling items. These reconciling items are resolved
                     within 90 calendar days of their original identification,
                     or such other number of days specified in the
1122(d)(2)(vii)      transaction agreements.
--------------------                                                                                ------------------

                                          Investor Remittances and Reporting
--------------------                                                                                ------------------
1122(d)(3)(i)                                                                                               X
                     Reports to investors,  including those to be filed with the  Commission,  are maintained in  accordance  with the  transaction  agreements  and  applicable
                     Commission  requirements.  Specifically,  such  reports  (A) are  prepared in accordance  with  timeframes  and other  terms  set forth in the  transaction agreements;  (B) provide information  calculated in accordance with the terms specified in the  transaction  agreements;  (C) are filed with the Commission as required by its rules and  regulations;  and (D) agree with  investors' or the trustee's  records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.
--------------------                                                                                ------------------
                                                                                                            X
                     Amounts due to investors are allocated and remitted in
                     accordance with timeframes, distribution priority and other terms set forth in the
1122(d)(3)(ii)       transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Disbursements made to an investor are posted within two
                     business days to the Servicer's investor records, or such
                     other number of days specified in the
1122(d)(3)(iii)      transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Amounts  remitted to investors per the investor  reports agree with cancelled
1122(d)(3)(iv)       checks, or other form of payment, or custodial bank statements.
--------------------                                                                                ------------------

                                               Pool Asset Administration
--------------------                                                                                ------------------
1122(d)(4)(i)                                                                                               X
                     Collateral  or security on mortgage  loans is  maintained  as required by the transaction  agreements  or  related  mortgage  loan  documents.  [For  those documents maintained by the Seller/Servicer,  not for those maintained by the
                     Custodian]
--------------------                                                                                ------------------
                                                                                                            X
                     Mortgage  loan and  related  documents  are  safeguarded  as  required by the
                     transaction   agreements.    [For   those   documents   maintained   by   the
1122(d)(4)(ii)       Seller/Servicer, not for those maintained by the Custodian]
--------------------                                                                                ------------------
                                                                                                            X
                     Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any
                     conditions or requirements in
1122(d)(4)(iii)      the transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are
                     posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and
                     allocated to principal, interest or other items (e.g.,
                     escrow) in accordance with the
1122(d)(4)(iv)       related mortgage loan documents.
--------------------                                                                                ------------------
                                                                                                            X
                     The  Servicer's   records   regarding  the  mortgage  loans  agree  with  the
1122(d)(4)(v)        Servicer's records with respect to an obligor's unpaid principal balance.
--------------------                                                                                ------------------
                                                                                                            X
                     Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in
                     accordance with the transaction agreements and
1122(d)(4)(vi)       related pool asset documents.
--------------------                                                                                ------------------


--------------------------------------------------------------------------------------------------- ------------------
                                                                                                       APPLICABLE
                                                                                                        SERVICING
                                        SERVICING CRITERIA                                              CRITERIA
--------------------------------------------------------------------------------------------------- ------------------

                                                                                                            X
                     Loss mitigation or recovery actions (e.g., forbearance
                     plans, modifications and deeds in lieu of foreclosure,
                     foreclosures and repossessions, as applicable) are
                     initiated, conducted and concluded in accordance with the
1122(d)(4)(vii)      timeframes or other requirements established by the transaction agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Records documenting collection efforts are maintained
                     during the period a mortgage loan is delinquent in
                     accordance with the transaction agreements. Such records
                     are maintained on at least a monthly basis, or such other
                     period specified in the transaction agreements, and
                     describe the entity's activities in monitoring delinquent
                     mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where
1122(d)(4)(viii)     delinquency is deemed temporary (e.g., illness or
                     unemployment).
--------------------                                                                                ------------------
                                                                                                            X
                     Adjustments  to  interest  rates or rates of return for  mortgage  loans with
1122(d)(4)(ix)       variable rates are computed based on the related mortgage loan documents.
--------------------                                                                                ------------------
                                                                                                            X
                     Regarding any funds held in trust for an obligor (such as
                     escrow accounts): (A) such funds are analyzed, in
                     accordance with the obligor's mortgage loan documents, on
                     at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is
                     paid, or credited, to obligors in accordance with
                     applicable mortgage loan documents and state laws; and (C)
                     such funds are returned to the obligor within 30 calendar
                     days of full repayment of the related mortgage loans, or
                     such other number of
1122(d)(4)(x)        days specified in the transaction agreements.
--------------------                                                                                ------------------

                     Payments made on behalf of an obligor (such as tax or
                     insurance payments) are made on or before the related
                     penalty or expiration dates, as indicated on the
                     appropriate bills or notices for such payments, provided
                     that such support has been received by the servicer at
                     least 30 calendar days prior to these dates, or such other number of days specified in the transaction
1122(d)(4)(xi)       agreements.
--------------------                                                                                ------------------
                                                                                                            X
                     Any late payment penalties in connection with any payment
                     to be made on behalf of an obligor are paid from the
                     servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or
1122(d)(4)(xii)      omission.
--------------------                                                                                ------------------
1122(d)(4)(xiii)                                                                                            X
                     Disbursements  made on behalf of an obligor  are posted  within two  business days to the  obligor's  records  maintained  by the  servicer,  or such other number of days specified in the transaction agreements.
--------------------                                                                                ------------------

                     Delinquencies,  charge-offs  and  uncollectible  accounts are  recognized and
1122(d)(4)(xiv)      recorded in accordance with the transaction agreements.                                X
--------------------                                                                                ------------------
1122(d)(4)(xv)                                                                                              X
                     Any external  enhancement  or other  support,  identified in Item  1114(a)(1)
                     through (3) or Item 1115 of Regulation  AB, is maintained as set forth in the transaction agreements.
-------------------- ------------------------------------------------------------------------------ ------------------

-------------------- ------------------------------------------------------------------------------ ------------------

                                       3